SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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TradeStation Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRADESTATION GROUP, INC.

TradeStation Building

8050 S.W. 10th Street, Suite 4000

Plantation, Florida 33324

Notice of Annual Meeting of Shareholders

to be held June 6, 2006

To Our Shareholders:

The 2006 annual meeting of shareholders of TradeStation Group, Inc. will be held on Tuesday, June 6, 2006, at 9:00 a.m., local time, at the Sheraton Suites Plantation, 311 North University Drive, Plantation, Florida 33324, for the following purposes:

1.	To elect seven directors of the company, four of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2007;

2.	To approve an amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan, extending the expiration date to June 5, 2016, and increasing the number of shares of the Company’s common stock, $.01 par value, reserved for issuance under such plan by 4,500,000, subject to any future antidilution adjustments;

3.	To ratify the selection of Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2006; and

4.	To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

The Board of Directors has fixed April 20, 2006, as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting or any postponement or adjournment thereof.

Copies of the company’s Proxy Statement and annual report for the year ended December 31, 2005 accompany this notice.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed proxy and return it promptly in the envelope provided for that purpose.

By Order of the Board of Directors

/s/ Marc J. Stone
Marc J. Stone
Secretary

Plantation, Florida

April 28, 2006

TRADESTATION GROUP, INC.

TradeStation Building

8050 S.W. 10th Street, Suite 4000

Plantation, Florida 33324

PROXY STATEMENT

INTRODUCTION

General

This proxy statement, which, together with the accompanying proxy card, is first being mailed to shareholders of TradeStation Group, Inc. on or about May 1, 2006, is furnished to those shareholders in connection with the solicitation of proxies by the Board of Directors (sometimes referred to as the “Board”) of the company for use in voting at the 2006 annual meeting of shareholders, including any adjournment or postponement of the annual meeting.

The cost of this solicitation will be borne by the company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, e-mail, facsimile or other means by officers or regular employees of the company without paying them any additional compensation or remuneration. Arrangements have also been made with brokers, dealers, banks, voting trustees and other custodians, nominees and fiduciaries to forward proxy materials and annual reports to the beneficial owners of the shares held of record by such persons, and the company will, upon request, reimburse them for their reasonable expenses in so doing.

A copy of the company’s annual report for the fiscal year ended December 31, 2005 (which includes audited financial statements for the company for the three fiscal years ended December 31, 2005) is being mailed to the company’s shareholders together with this proxy statement. Such annual report is not, however, incorporated into this proxy statement and it is not to be deemed a part of the proxy soliciting material.

Voting Procedures

Proxies in the form enclosed, if properly executed and received in time for voting and not revoked, will be voted as directed in accordance with the instructions on the form. In voting by proxy with regard to the election of seven directors to serve until the 2007 annual meeting of shareholders, shareholders may vote in favor of all nominees or withhold their votes as to all or as to any specific nominees. In voting by proxy in regard to the amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan and the ratification of the selection of Ernst & Young LLP as the company’s independent public accountants, shareholders may vote for or against or abstain from voting. Any properly executed and timely received proxy not so directing or instructing to the contrary will be voted FOR (i) each of the company’s nominees as directors (ii) the amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan and (iii) ratification of the selection of Ernst & Young LLP. See Proposals 1, 2 and 3 set forth later in this proxy statement. Sending in a signed proxy will not affect a shareholder’s right to attend the meeting and vote in person, since the proxy is revocable. Any shareholder giving a proxy may revoke it at any time before it is voted at the annual meeting by, among other methods, giving notice of such revocation to the Secretary of the company, attending the annual meeting and voting in person, or by duly executing and returning a proxy bearing a later date.

We know of no other matters to be presented for action at the annual meeting other than as mentioned. However, if any other matters properly come before the annual meeting in accordance with the bylaws of the company, the holders of the proxies intend to vote in such manner as they decide in their sole discretion.

Voting Securities

At the close of business on April 20, 2006, the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting, the company’s outstanding voting securities consisted of 44,493,225 shares of common stock. Holders of common stock are entitled to one vote per share.

CORPORATE GOVERNANCE

Director Independence

The company currently has a majority of its Board consisting of independent directors. The company currently has four directors who qualify as independent under the NASDAQ listing standards and the rules of the Securities and Exchange Commission (“SEC”). No director is considered independent unless the Board affirmatively determines that the director has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Additionally, all members of the company’s audit committee, compensation committee, and nominating committee are independent directors. Members of the audit committee must meet the criteria established for audit committee service by all applicable federal and state laws, rules and regulations, and those of any agency, regulatory body or self-regulatory body (including NASDAQ) that are applicable to the company.

Code of Ethics

We have a Code of Ethics and Business Conduct that applies to all directors, officers and employees, including our principal executive officers, our principal financial and accounting officer, and our corporate controller. You can find our Code of Ethics and Business Conduct in the “Investor Relations” section of www.tradestation.com. We will post any amendments to the Code of Ethics and Business Conduct, and any waivers that are required to be disclosed by the rules of the SEC or any other regulatory agency, on our Web site.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date by (i) each person who is known to us to own beneficially more than 5% of our common stock, (ii) each of our directors and nominees for director, (iii) each of our executive officers, and (iv) all directors and executive officers as a group. Except as otherwise described in the footnotes below, we believe that the beneficial owners of the common stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares.

	Shares Beneficially Owned (1)
Name of Beneficial Owner (1)	Number	Percent
William R. Cruz (2)	9,154,738	20.6%
Ralph L. Cruz (3)	9,016,468	20.3%
FMR Corp. (4)	5,756,939	12.9%
Salomon Sredni	491,873	1.1%
Charles F. Wright (5)	316,079	*
David H. Fleischman	87,700	*
Stephen C. Richards	34,589	*
Michael W. Fipps (6)	7,749	*
Denise Dickins	250	*
Marc J. Stone	—	*
Joseph Nikolson	—	*
All executive officers and directors as a group (10 persons)(7)	19,109,446	42.3%

*	Less than 1%.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. It also includes options held by executive officers and/or directors which are exercisable within 60 days of April 20, 2006.
(2)	All but 1,000 shares are held by two Texas limited partnerships over which William R. Cruz, whose address is 8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324, possesses sole voting and dispositive powers through his direct and/or indirect 100% ownership of the sole general partner of each of such limited partnerships. In both limited partnerships, William R. Cruz is the sole limited partner. The total also includes 900 shares owned by the spouse of William R. Cruz with respect to which Mr. Cruz disclaims beneficial ownership.
(3)	The shares are held by two Texas limited partnerships over which Ralph L. Cruz, whose address is 8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324, possesses sole voting and dispositive powers through his direct and/or indirect 100% ownership of the sole general partner of each of such limited partnerships. In one limited partnership Ralph L. Cruz is the sole limited partner and in the other Ralph L. Cruz and his spouse are the limited partners.
(4)	FMR Corp. (“FMR”) filed a Schedule 13G/A on February 14, 2006, on behalf of itself, Mr. Edward C. Johnson 3d, and its wholly-owned subsidiary, Fidelity Management & Research Company (“Fidelity”). FMR, Mr. Johnson, and Fidelity maintain offices at 82 Devonshire Street, Boston, Massachusetts, 02109. FMR is a parent holding company, which through its ownership of Fidelity and Fidelity Management Trust Company, and its affiliation with Fidelity International Limited (“FIL”), was the beneficial owner of 5,756,939 shares, over all of which it had sole dispositive power and over 982,871 of which it had sole voting power. Members of the Edward C. Johnson 3d family are the predominant owners of FMR, representing 49% of the voting power of FMR. Mr. Johnson, through his control of FMR, Fidelity, and Fidelity Management Trust Company, and his indirect control of FIL, was the beneficial owner of 5,756,939 shares, over all of which he had sole dispositive power and over 982,871 of which he had sole voting power. Fidelity, a wholly-owned subsidiary of FMR, is a registered investment advisor which had beneficial ownership of 4,880,868 shares, over all of which it had sole dispositive power. Such filing further indicated that the shares were not acquired for the purpose of, and do not have the effect of, changing or influencing the control of the company, and were not acquired in connection with or as a participant in any transaction having such purpose or effect.
(5)	Includes 6,500 shares held as custodian for the benefit of the sons of Charles F. Wright.
(6)	Includes 500 shares held by the spouse of Michael W. Fipps with respect to which Mr. Fipps disclaims beneficial ownership.
(7)	See other footnotes above.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the company and their respective ages and positions with the company as of the date of this proxy statement are as follows:

NAME	AGE	POSITION WITH THE COMPANY
William R. Cruz	45	Co-Chairman of the Board and Co-Chief Executive Officer
Ralph L. Cruz	42	Co-Chairman of the Board and Co-Chief Executive Officer
Salomon Sredni	38	President and Chief Operating Officer and Director
David H. Fleischman	60	Chief Financial Officer, Vice President of Finance and Treasurer
Marc J. Stone	45	Vice President of Corporate Development, General Counsel and Secretary
Joseph Nikolson	38	President, TradeStation Securities
Denise Dickins (1,2)	44	Director
Michael W. Fipps (1,2)	63	Director
Stephen C. Richards (2,3)	52	Director
Charles F. Wright (3)	55	Director

(1)	Member of the nominating committee of the Board.
(2)	Member of the audit committee of the Board.
(3)	Member of the compensation committee of the Board.

The directors hold office until the next annual meeting of shareholders. Executive officers serve at the discretion of the Board.

WILLIAM R. CRUZ co-founded the company with his brother, Ralph Cruz, in 1982 and has been a director since that time. He served as President from 1982 to September 1999. Mr. Cruz was appointed Co-Chairman of the Board and Co-Chief Executive Officer of the company in 1996. Mr. Cruz studied classical violin at the University of Miami, which he attended on a full scholarship, and the Juilliard School of Music, during which time he won numerous classical violin competitions. Mr. Cruz has been primarily responsible for the conception and management of the company’s products and product strategies.

RALPH L. CRUZ co-founded the company in 1982 and has been a director since that time. Mr. Cruz was Vice President of the company from 1982 until 1996, at which time he was appointed Co-Chairman of the Board and Co-Chief Executive Officer. Mr. Cruz also serves as a director of two of the company’s operating subsidiaries, TradeStation Securities and TradeStation Technologies. Mr. Cruz studied classical violin at the University of Miami, which he attended on a full scholarship, and Indiana University, during which time he won numerous classical violin competitions. Mr. Cruz has been primarily responsible for the company’s marketing strategies.

SALOMON SREDNI joined the company in December 1996 as its Vice President of Operations and Chief Financial Officer and was named Treasurer and a director of the company in July 1997. In August 1999, he was named President and Chief Operating Officer. Mr. Sredni also serves as a director of TradeStation Securities and TradeStation Technologies. Before joining the company, Mr. Sredni was, from August 1994 to November 1996, Vice President of Accounting and Corporate Controller at IVAX Corporation, a publicly-held pharmaceutical company. Prior to that time, Mr. Sredni was, from January 1988 to August 1994, with Arthur Andersen LLP. Mr. Sredni is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants. He has a bachelor’s degree in accounting from The Pennsylvania State University.

DAVID H. FLEISCHMAN joined the company as Chief Financial Officer, Vice President of Finance and Treasurer in February 2001. Prior to joining the company, Mr. Fleischman was engaged as a Director of Crossroads LLC, a firm that provides financial and management expertise and services to companies seeking to maximize the efficiencies and performance of their management teams. From January 1997 until September 2000, Mr. Fleischman served as Senior Vice President, Chief Financial Officer and member of the Board of Advisors of The SeaSpecialties Group. From 1992 to 1996, he served as Senior Vice President and Treasurer of The Kislak Organization – J.I. Kislak, Inc., an organization that, during those years, included the largest privately-held mortgage-banking company in the United States. From 1983 to 1992, Mr. Fleischman served as a Director, Vice President and Chief Financial Officer of the U.S. group of Berisford International plc, a publicly-held United Kingdom company. From 1969 to 1983, he held several positions with subsidiaries of Midland Bank plc, including London American Finance Corporation and Drake America Corporation. He began his career in 1967 in the audit division of a predecessor firm of Ernst & Young LLP. Mr. Fleischman has a bachelor’s of science degree in accounting from The New York Institute of Technology.

MARC J. STONE joined the company in May 1997 as its Vice President of Corporate Development, General Counsel and Secretary. Mr. Stone also serves as a director of the company’s three subsidiaries, TradeStation Securities, TradeStation Technologies and TradeStation Europe Limited, and as an executive registered principal of TradeStation Securities, the company’s principal operating subsidiary. Mr. Stone is also a Member of the New York Stock Exchange and the American Stock Exchange (serving as TradeStation Securities’ membership representative). From January 1993 to May 1997, Mr. Stone was a partner at a predecessor law firm of Bilzin Sumberg Baena Price & Axelrod LLP, which currently serves as the company’s regular outside counsel. Prior to that time, from 1985 to 1992, Mr. Stone was an associate with that predecessor law firm. Mr. Stone has a bachelor’s degree with concentrations in English and American Literature and in Theatre Arts and Dramatic Literature from Brown University, and received his law degree from University of California (Boalt Hall) School of Law at Berkeley. Mr. Stone is a member of the Bar of the State of New York, The Florida Bar, the American Bar Association and the New York State Bar Association.

JOSEPH NIKOLSON was appointed President of TradeStation Securities, Inc. in May of 2003. Prior to that, commencing December 2000 through April 2003, he served as Chief Operating Officer of TradeStation Securities, and from January 1999 through December 2000, he served as Chief Compliance Officer and Chief Operating Officer of OnlineTrading.com, the predecessor company to TradeStation Securities. Mr. Nikolson also serves as a director of TradeStation Europe Limited. Mr. Nikolson is also TradeStation Securities’ membership representative at the Boston Options Exchange, Chicago Board Options Exchange, International Securities Exchange, Pacific Exchange and Philadelphia Stock Exchange. From November 1996 to January 1999, Mr. Nikolson served as a principal with Olde Discount Corporation, where his role included the direct sales supervision and management of registered representatives in a six-state region. Prior to that time, from 1994 to 1996, Mr. Nikolson was a derivatives analyst with National City Bank and was responsible for overall valuation and risk management of the bank’s interest rate swap portfolio and related holdings. Mr. Nikolson received his bachelor’s degree in Finance and master’s degree in Finance from Cleveland State University. In addition, Mr. Nikolson completed post-graduate research in International Finance at Kent State University, where he also served as a Teaching Fellow in the graduate school of business.

DENISE DICKINS joined the Board, and became a member of the audit committee and the nominating committee, in July 2005. Since August 2003, Ms. Dickins has served as an Instructor of Accounting and Auditing at Florida Atlantic University. From 1994 until August 2002, she was a partner at Arthur Andersen LLP, a public accounting firm (“Arthur Andersen”), which included serving as the partner-in-charge of Arthur Andersen’s South Florida Audit Division between 1999 and 2002 and serving as the company’s (and its predecessor’s) audit engagement partner from 1995 until

2001. Prior to becoming a partner at Arthur Andersen, beginning in August 1983, Ms. Dickins was employed as an accountant at Arthur Andersen. Ms. Dickins is a Certified Public Accountant who has a bachelor of science degree in Accounting and Finance from Florida State University and is in the process of obtaining a doctorate degree in accounting from Florida Atlantic University. Ms. Dickins has had no involvement with the company’s audits or outside auditors since the company terminated its relationship with Arthur Andersen on May 13, 2002.

MICHAEL W. FIPPS joined the Board, and became a member of the audit committee, in March 2002, and a member of the nominating committee in July 2005. Since October 1997, he has been semi-retired, working occasionally as an independent consultant, including associations with Endeavor Pharmaceuticals, a specialty pharmaceutical start-up company, from April 2002 to July 2003, and Connally and Associates, a profit recovery firm, from December 1998 through April 2000. From June 1994 to October 1997, he served as Chief Financial Officer and Senior Vice President of IVAX Corporation, a publicly-held pharmaceutical company. Before going to IVAX, Mr. Fipps served, from 1973 to 1994, the last 10 years as Vice President-Finance and Treasurer, at Bergen Brunswig Corporation, a large wholesale distributor of prescription pharmaceuticals and other health care products. Mr. Fipps is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. He has a bachelor of arts degree from University of North Carolina.

STEPHEN C. RICHARDS joined the Board, and became a member of the audit committee and compensation committee, in August 1999. Currently retired, from April 2001 to December 2004 Mr. Richards served as the Chief Financial Officer and Chief Operating Officer (from November 2001) of McAfee, Inc. (NYSE:MFE), a provider of network security and availability solutions for e-business. He served as Chief Online Trading Officer of E*TRADE Group, Inc. (NYSE: ET), an online brokerage and banking company, from March 1999 to June 2000. From 1998 to February 1999, Mr. Richards served as Senior Vice President, Corporate Development and New Ventures at E*TRADE, following two years as E*TRADE’s Senior Vice President of Finance, Chief Financial Officer and Treasurer. Prior to joining E*TRADE in April 1996, Mr. Richards was Managing Director and Chief Financial Officer of Correspondent Clearing at Bear Stearns & Companies, Inc., one of the nation’s largest investment banking and brokerage firms, where he was employed for more than 11 years. He was also a former Vice President/Deputy Controller of Becker Paribas, and former First Vice President/Controller of Jefferies and Company, Inc. Mr. Richards serves on the board of governors of the Pacific Exchange, is a Trustee for the UC Davis Foundation and is on the board of directors of Cray, Inc. (NASDAQ: CRAY), a computer hardware company, Zantaz, a privately-held company involved in information retention and discovery management software solutions, HealthBenefit Corporation, a privately held industrial bank, and Guidance Software, a privately-held security software company. He received a bachelor of arts degree in Statistics and Economics from the University of California at Davis and an MBA in Finance from the University of California at Los Angeles. Mr. Richards is a Certified Public Accountant.

CHARLES F. WRIGHT is the Chairman of Fall River Group, Inc., which owns and operates a group of foundries in Wisconsin. He has been Chairman since 1984, and has been associated with Fall River Group since 1973. He is also the Chairman and a Principal of Fall River Capital, LLC, an investment advisory firm that specializes in the trading of global financial and natural resource futures. He has held these positions since 1999. Since 1997, Mr. Wright has also been Chairman and a co-owner of Quaestus & Co., Inc., a merchant banking firm located in Milwaukee, Wisconsin. From November 2001 through June 2005, he was Chairman and co-owner of Kilbourn Capital Management, Inc., which manages the Kilbourn Diversified Strategy Fund, a hedge fund of funds. From 1992 until its acquisition by Cumulus Media, Inc. in 1997, Mr. Wright served as Chairman of Caribbean Communications Company Ltd., a developer and operator of a radio network throughout the English-

speaking Caribbean Islands. Mr. Wright serves on the board of directors of Goodwill Industries of Southeastern Wisconsin and Metropolitan Chicago, Second Harvest Food Bank Foundation, and Good Hope School in St. Croix, U.S. Virgin Islands. Mr. Wright is registered with the CFTC and the NFA as a Commodity Trading Advisor, and holds a master’s degree in Business Administration from Harvard University Graduate School of Business. Mr. Wright became a director of the company in June 2001, at which time he also became a member of the compensation committee of the Board. Mr. Wright was also a member of the audit committee of the Board from June 2001 through July 2005. Mr. Wright occasionally performed consulting services for the company under a 3-year agreement that expired in 2002. All compensation payable under that agreement was paid in 1999, two years before he joined the Board.

Board Meetings and Committees of the Board

The Board held six meetings and acted by unanimous written consent in lieu of a meeting four times during the fiscal year ended December 31, 2005. The Board also held three special committee meetings during the year ended December 31, 2005. The Board currently includes four nonemployee, independent members (“independent directors”) — Denise Dickins, Michael W. Fipps, Stephen C. Richards and Charles F. Wright.

Mr. Fipps, Ms. Dickins, and Mr. Richards serve on the audit committee of the Board. The audit committee’s responsibilities and other matters related to the audit committee are discussed in “Audit Committee Report” below.

Mr. Richards and Mr. Wright serve on the compensation committee of the Board. The compensation committee determines executive officers’ salaries and bonuses and administers the company’s Incentive Stock Plan and Employee Stock Purchase Plan. The compensation committee held three meetings and acted by unanimous written consent in lieu of a meeting one time during the fiscal year ended December 31, 2005.

Ms. Dickins and Mr. Fipps serve on the nominating committee of the Board. Both Ms. Dickins and Mr. Fipps are independent directors, as defined under Rule 4200(a)(15) of the Marketplace Rules of The NASDAQ Stock Market. The nominating committee is responsible for the identification of individuals qualified to become members of the Board, the selection of the director nominees for annual meetings of shareholders, the selection of director candidates to fill any vacancies on the Board, and related responsibilities. See discussion of “Director Nominations” below.

All directors attended 75% or more of all of the meetings of the Board and those committees on which they served in 2005. All committee charters are available in the “Investor Relations” section of www.tradestation.com.

Director Nominations

Effective July 20, 2005, a nominating committee of the Board, acting pursuant to a nominating committee charter, became responsible for the identification of individuals qualified to become members of the Board, the selection of the director nominees for annual meetings of shareholders, the selection of director candidates to fill any vacancies on the Board, and related responsibilities. Criteria to be considered by the nominating committee in identifying and evaluating nominees include experience in corporate governance, experience in, or relationships within, the company’s industry, academic or professional expertise, reputation for high moral and ethical standards, business and professional standing that will add to the Board’s stature, and business experience, skills and time availability. In addition, it shall be a primary objective of the nominating committee to assure that the Board and its committees satisfy the independence requirements of NASDAQ and any other applicable self-regulatory or regulatory requirements. The nominating committee will consider director candidates recommended by shareholders and will evaluate such candidates on the same basis as candidates recommended by other sources. Such recommendations may be submitted to the company, Attention: Secretary, at the company’s address set forth in this proxy statement. In order to ensure review and consideration of any shareholder’s recommendation, a recommendation should be submitted no later than the same date (December 30, 2006) as shareholder proposals are required to be submitted in order to receive consideration for inclusion in the company’s 2007 proxy material. See “SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING” below. The Secretary will present such recommendations to the nominating committee. The nominating committee will identify potential candidates through recommendations from the company’s officers, directors, shareholders and other appropriate third parties.

In 2005, the Board did not pay a fee to any third party to identify candidates. Although the company is not currently paying a fee to any third party to identify or evaluate potential nominees, the nominating committee may engage a third-party search firm in the future, which is authorized by the nominating committee charter.

Policy on Attendance of Directors at Annual Meeting of Shareholders

We encourage, but do not require, attendance of all incumbent directors and director nominees at our annual meeting of shareholders. At our 2005 annual meeting, four members of the Board were present.

Shareholder Communication with Directors

Shareholders may communicate with the Board or to specified individual directors by sending a letter to the Board of the company, in care of the Secretary of the company at its corporate headquarters. Any shareholder communications that are addressed to the Board or specified individual directors will be delivered by the Secretary of the company to the Board or such specified individual directors.

Directors’ Compensation

Our independent directors currently receive an annual retainer of $15,000, payable promptly following his or her election as a director, $1,500 per in-person Board meeting and $1,000 per Committee meeting, if the Committee meeting is on a day different than the Board meeting (otherwise, $500 per Committee meeting), with the Chairman of the Committee meeting, in either case, to receive an additional $250, and $750 per telephonic meeting (to cover all meetings attended by telephone that day, if held contiguously), with the Chairman of each Committee meeting to receive an additional $250. Pursuant to the company’s Nonemployee Director Stock Option Plan, each independent director receives options to purchase up to 75,000 shares of common stock upon initial election as a director, as determined by the Board at such time, and options to purchase 7,000 shares of common stock upon each re-election as an independent director at our annual meeting of shareholders. See “EXECUTIVE COMPENSATION – Other Compensation Arrangements – Nonemployee Director Stock Option Plan.” All directors may also be reimbursed for certain expenses in connection with attendance at Board and committee meetings. Other than with respect to reimbursement of expenses, directors who are employees or officers did not in 2005 receive additional compensation for service as a director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”), requires officers (as defined under the Exchange Act) and directors, and persons who own more than ten percent of a registered class of a company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Our officers, directors and greater-than-ten-percent shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to us and our understanding that no Forms 5 were required, we believe that during the fiscal year ended December 31, 2005 all Section 16(a) filing requirements applicable to our officers, directors and greater-than-ten-percent beneficial owners were satisfied.

Audit Committee Report

The audit committee of the Board consists of three independent directors (as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act), Michael W. Fipps (Chairman), Stephen C. Richards and Denise Dickins. The audit committee operates under a written charter, which is reviewed each year. The amended and restated charter (as of April 25, 2006) has been included as Exhibit “A” to this proxy statement and is available in the “Investor Relations” section of www.tradestation.com. All three members of the audit committee are financial experts as defined in Item 401(h)(2) of Regulation S-K. Each is a certified public accountant. Mr. Fipps previously served as chief financial officer of an American Stock Exchange-listed company. Ms. Dickins is currently an Instructor of Accounting and Auditing at Florida Atlantic University, scheduled to earn her Ph.D. in May 2006, and previously served as a partner at a major public accounting firm. Mr. Richards recently served as the chief financial officer of a NYSE-listed company and formerly served as chief financial officer of a NASDAQ National Market-listed company that later became a NYSE-listed company. We believe that the audit committee’s current member composition satisfies the rules of NASDAQ that govern audit committee composition, including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15). The audit committee held eight meetings, and acted by unanimous written consent in lieu of a meeting four times, in 2005.

The audit committee monitors and oversees the company’s financial reporting process on behalf of the Board, reviews the independence of its independent registered public accounting firm and is responsible for authorizing or approving the engagement of its independent registered public accounting firm for both audit services and permitted non-auditing services, the scope of audit and non-audit assignments, related fees, the accounting principles used in financial reporting, internal financial auditing procedures, the adequacy of the internal control procedures, critical accounting policies, and the overall quality of the company’s financial reporting.

Management is responsible for the company’s financial statements, systems of internal control and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the company’s consolidated financial statements and performing audits of management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board, and to issue reports thereon. The audit committee’s responsibility is to monitor and oversee these processes.

The audit committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary or appropriate to fulfill its oversight responsibilities under the audit committee’s charter. In this context, the audit committee discussed with Ernst & Young LLP the results of its audit of the company’s financial statements and its audits of management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting for the year ended December 31, 2005.

Specifically, the audit committee has reviewed and discussed the audited financial statements, management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting with the company’s management. In addition, the audit committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committee,” as amended, and any other matters required to be discussed under generally accepted auditing standards. These discussions included the scope of the independent registered public accounting firm’s responsibilities, significant accounting adjustments, any disagreement with management and a discussion of the quality (not just the acceptability) of accounting principles, reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The independent registered public accounting firm provided the audit committee with the written disclosures and the letter required by Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” and the audit committee discussed with the independent registered public accounting firm that firm’s independence from the company and its management. During fiscal year 2005, the company retained its current independent registered public accounting firm, Ernst & Young LLP, for the audit of the fiscal year 2005 financial statements, the audit of management’s assessment of the effectiveness of internal control over financial reporting, the audit of the effectiveness of internal control over financial reporting and the reviews of the company’s 2005 quarterly reports on Form 10-Q.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board that the audited financial statements, together with Management’s Discussion and Analysis of Financial Condition and Results of Operations, be included in the company’s annual report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the SEC.

The audit committee is committed to ensuring the independence of its independent auditor. All engagements of Ernst & Young LLP by the company are pre-approved by the audit committee. During the company’s 2005 and 2004 fiscal years, Ernst & Young LLP performed services for the company for fees and expenses as follows:

	2005	2004
1. Audit Fees (1)	$628,417	$623,723
2. Audit-Related Fees	15,649	—
3. Tax Fees	21,403	—
4. All Other Fees	—	—

(1)	Audit fees consisted of services rendered for the audits of TradeStation Group and its subsidiaries’ annual consolidated and separate financial statements, the audit of management’s assessment of the effectiveness of internal control over financial reporting, the audit of the effectiveness of internal control over financial reporting, quarterly reviews of TradeStation Group’s interim financial statements, consents, and reviews of documents filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors.

Michael W. Fipps, Chairman

Stephen C. Richards

Denise Dickins

EXECUTIVE COMPENSATION

Compensation Committee Report on Executive Compensation

The Board has established a compensation committee consisting solely of independent directors. See “DIRECTORS AND EXECUTIVE OFFICERS - Board Meetings and Committees of the Board” for a discussion of the compensation committee and its responsibilities.

General Compensation Philosophy

The compensation committee’s strategy is to develop and implement an executive compensation program that allows the company to attract and retain highly-qualified persons to manage the company in order to enhance share value of the company’s capital stock in a dedicated and responsible manner. The objectives of this strategy are to provide a compensation policy that permits the recognition of individual contributions and achievements as well as the company’s operating results. Within this strategy, the compensation committee considers it essential to the vitality of the company to maintain levels of compensation opportunity that are competitive with companies in the company’s industry.

Executive Compensation

Executive compensation includes base salary, potential annual bonus compensation, and long-term incentive compensation in the form of stock options.

Base Salaries

Base salary levels for executive officers are designed to be consistent with competitive practice and level of responsibility. The compensation committee’s strategy in general is to provide a competitive salary for each executive officer with such salary increasing based on individual performance, the company’s operating results, changes in responsibility (if applicable) and competitive markets.

Annual Bonus Compensation

The compensation committee put in place an incentive cash bonus compensation program for certain executive officers of the company for the 2005, 2004 and 2003 fiscal years. Under the program, an executive officer was eligible to earn an annual bonus as determined by, and at the discretion of, the compensation committee, based upon a variety of factors, including company performance and individual accomplishments. See “SUMMARY COMPENSATION TABLE” below. For 2006, the Co-Chairmen and Co-CEOs, William and Ralph Cruz, and President and Chief Operating Officer, Salomon Sredni, will be eligible to earn a cash bonus of up to 50% of their respective base salaries based upon the amount, if any, that the company’s 2006 earnings per share exceeds its 2005 earnings per share. For all other executive officers, bonus compensation for 2006 will be based upon the discretion of the compensation committee, based upon a variety of factors, including company performance and individual accomplishments.

Long-Term Incentive Compensation

The compensation committee believes that the use of equity-based long-term compensation plans directly links executive officers’ interests to enhancing share value. Stock options have been an integral part of the company’s executive compensation program in order to align the interests of the executive officers with the interests of the company’s shareholders. Stock option compensation bears a direct relationship to corporate performance in that, over the long term, share price appreciation depends upon corporate performance, and without share price appreciation the stock options are of no value. Stock option grants are generally provided to executive officers as a part of their initial compensation package upon becoming an employee of the company, and/or upon being promoted, at levels commensurate with their experience and responsibility. In addition, stock options are considered at least annually by the compensation committee for all executive officers. In that regard, the company awarded stock options pursuant to its Incentive Stock Plan to executive officers of the company (other than the Co-Chief Executive Officers) in January 2005 (for 2004 performance) and December 2003 (for 2003 performance), as described in “Executive Compensation Tables - SUMMARY COMPENSATION TABLE” and “- OPTION GRANTS IN 2005 FISCAL YEAR,” and in January 2006 (for 2005 performance), as described below under the “Executive Compensation Tables.”

Submitted by the Compensation Committee of the Board.

Charles F. Wright, Chairman

Stephen C. Richards

Executive Compensation Tables

The following tables provide information about executive compensation.

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to all compensation paid or earned for services rendered to us in the three years ended December 31, 2005 by our Co-Chief Executive Officers and our four other most highly-compensated executive officers who, as a group, comprise all of the executive officers of the company (together, the “Named Executive Officers”). We did not have a pension plan or a long-term incentive plan, had not issued any restricted stock awards and had not granted any stock appreciation rights as of December 31, 2005. The value of all perquisites and other personal benefits received by each Named Executive Officer did not exceed 10% of the Named Executive Officer’s total annual compensation.

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				Long-Term
	Annual Compensation			Compensation Awards
				Securities
	Fiscal			Underlying		All Other
NAME AND PRINCIPAL POSITION	Year	Salary ($)	Bonus ($)(1)	Options (#) (2)		Compensation ($)(3)
William R. Cruz	2005	$290,000	$75,000	—		$5,040
Co-Chief Executive Officer	2004	190,000	50,000	—		4,560
	2003	165,000	20,000	—		3,960

Ralph L. Cruz	2005	$290,000	$75,000	—		$5,040
Co-Chief Executive Officer	2004	190,000	50,000	—		4,560
	2003	165,000	20,000	—		3,960

Salomon Sredni	2005	$338,000	$125,000	100,000	(4)	$5,040
President and Chief Operating Officer	2004	310,000	100,000	—		4,920
	2003	283,500	75,000	200,000		4,800

David H. Fleischman	2005	$238,000	$75,000	16,000	(4)	$5,040
Chief Financial Officer,	2004	226,500	50,000	—		4,920
Vice President of Finance and Treasurer	2003	218,500	25,000	20,000		4,800

Marc J. Stone	2005	$225,000	$60,000	16,000	(4)	$5,040
Vice President of Corporate	2004	214,000	40,000	—		4,920
Development, General Counsel and Secretary	2003	206,500	23,000	20,000		4,800

Joseph Nikolson	2005	$224,208	$60,000	16,000	(4)	$4,481
President, TradeStation Securities	2004	204,083	50,000	—		4,082
	2003	158,958	25,000	20,000		3,179

(1)	Represents bonus earned during the year but paid in subsequent year.
(2)	Represents shares of common stock issuable upon the exercise of options granted under our Incentive Stock Plan.
(3)	Represents 401(k) plan company matching contributions on behalf of the Named Executive Officer earned during the year but paid in the subsequent year.
(4)	See “OPTION GRANTS IN 2005 FISCAL YEAR” below.

OPTION GRANTS IN 2005 FISCAL YEAR

The following table summarizes the options that were granted during the fiscal year ended December 31, 2005 (all which related to 2004 performance) to the Named Executive Officers.

	Individual Grants
		Percent of					Potential Realizable
		Total					Value at Assumed
	Number Of	Options					Annual Rate of
	Securities	Granted to	Exercise	Market		Value at	Stock Price
	Underlying	Employees	or Base	Price		Grant-Date	Appreciation for
	Options	In Fiscal	Price	on Grant	Expiration	Market	Option Term (1)
Name	Granted (#)(2)	Year (%)	($/sh)(3)	Date ($/sh)	Date	Price 0% ($)(3)	5%	10%
William R. Cruz	—	—	$—	$—	—	$—	$—	$—
Ralph L. Cruz	—	—	—	—	—	—	—	—
Salomon Sredni	100,000	18.15%	7.11	6.89	01-02-15	—	411,308	1,076,089
David H. Fleischman	16,000	2.90%	7.11	6.89	01-02-15	—	65,809	172,174
Marc J. Stone	16,000	2.90%	7.11	6.89	01-02-15	—	65,809	172,174
Joseph Nikolson	16,000	2.90%	7.11	6.89	01-02-15	—	65,809	172,174

(1)	Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. The amounts have been calculated based on the requirements promulgated by the SEC. The actual value, if any, a Named Executive Officer may realize will depend on the excess, if any, of the stock price over the exercise price on the date the option is exercised (if the executive officer were to sell the shares on the date of exercise), so there is no assurance that the value realized will be at or near the potential realizable value as calculated in this table.
(2)	These options vest and become exercisable ratably, subject to acceleration of vesting under certain circumstances, on an annual basis over five years, beginning on the first anniversary of the date of grant, and have a term of ten years from the date of grant.
(3)	All options were granted at “fair market value” as defined under our Incentive Stock Plan, which is the average of the high and low sales prices of a share of common stock on The NASDAQ National Market on the trading day immediately preceding the date of grant. The Compensation Committee believes this calculation more accurately reflects “fair market value” of our common stock on any given day as compared to simply using the closing market price on the date of grant. As a result, the closing market price on the date of grant may be different than the exercise price per share.

In January 2006, we issued for 2005 performance to the four executive officers listed above shown to have received options in 2005, options to purchase an aggregate of 80,000 shares of common stock (representing approximately 33% of the total options granted during January 2006), of which 50,000 were issued Mr. Sredni, 10,000 were issued to Mr. Fleischman, 10,000 were issued to Mr. Stone, and 10,000 were issued to Mr. Nikolson. Such options vest ratably, subject to acceleration of vesting in certain circumstances, in annual increments over a five-year period and are exercisable at $15.54 per share, which was the fair market value (as defined in our Incentive Stock Plan) of our common stock on the date the options were granted. All of the options were granted under our Incentive Stock Plan in the ordinary course, and expire, if they remain unexercised, on the tenth anniversary of the date on which they were granted.

AGGREGATED OPTION EXERCISES IN 2005 FISCAL YEAR

AND 2005 FISCAL YEAR-END OPTION VALUES

The following table provides information regarding the value of all options exercised during 2005 by the Named Executive Officers and of all unexercised options held at December 31, 2005 by the Named Executive Officers measured in terms of the closing market price of our common stock on December 31, 2005.

			Number of Securities Underlying Unexercised Options At December 31, 2005 (#)		Value of Unexercised In-the-Money Options At December 31, 2005 ($)(1)

	Shares
	Acquired On	Value
Name	Exercise (#)	Realized ($)	Exercisable	Unexcercisable	Exercisable	Unexcercisable
William R. Cruz	—	$—	—	—	$—	$—
Ralph L. Cruz	—	—	—	—	—	—
Salomon Sredni	170,000	1,511,973	435,123	288,000	2,951,192	1,661,280
David H. Fleischman	60,000	463,351	44,000	67,000	420,520	526,650
Marc J. Stone	237,900	1,245,232	7,000	58,000	46,370	447,020
Joseph Nikolson	39,741	208,909	12,000	60,000	70,760	470,560

(1)	Based on a per share last sale price of $12.38 on December 30, 2005, which was the last trading day of the 2005 fiscal year.

Equity Compensation Plan Information

The following sets forth information as of December 31, 2005 with respect to compensation plans under which the company’s common stock is authorized for issuance:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,123,565	(1)	$5.19	825,522	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	3,123,565		$5.19	825,522

(1)	Includes outstanding options to purchase 4,848 shares of common stock at a weighted-average exercise price of $8.06 assumed in the 1999 acquisition of Window On WallStreet and options to purchase 101,243 shares of common stock at a weighted-average exercise price of $6.87 assumed in the 2000 acquisition of TradeStation Securities.
(2)	Includes 455,677, 116,000, and 253,845 shares of common stock available for issuance under the Incentive Stock Plan, Nonemployee Director Stock Option Plan and Employee Stock Purchase Plan, respectively.

Other Compensation Arrangements

Executive Officer Bonus Plan. The compensation committee put in place an incentive cash bonus compensation program for certain executive officers of the company for the 2005, 2004 and 2003 fiscal years. Under the program, an executive officer was eligible to earn an annual bonus as determined by, and at the discretion of, the compensation committee, based upon a variety of factors, including company performance and individual accomplishments. For 2006, the Co-Chairmen and Co-CEOs, and the President and Chief Operating Officer, of TradeStation Group will be eligible to earn a cash bonus of up to 50% of their respective base salaries based upon the amount, if any, that the company’s 2006 earnings per share exceeds its 2005 earnings per share. For all other executive officers, bonus compensation for 2006 will be based upon the discretion of the compensation committee, based upon a variety of factors, including company performance and individual accomplishments. See SUMMARY COMPENSATION TABLE above.

Incentive Stock Plan. Pursuant to the TradeStation Group, Inc. Incentive Stock Plan, officers, employees and nonemployee consultants may be granted stock options, stock appreciation rights, stock awards, performance shares and performance units. The authorized number of shares of common stock for issuance under the Incentive Stock Plan (before giving effect to the amendment and restatement of the plan in Proposal 2) is 7,500,000, subject to future antidilution adjustments. As of December 31, 2005, options to purchase 2,883,474 shares were outstanding and 455,677 shares were available for issuance under the Incentive Stock Plan. The Board has authorized the amendment and restatement of the Incentive Stock Plan, subject to shareholder approval of such amendment and restatement at the 2006 annual meeting of shareholders. Pursuant to the amendment and restatement, the expiration date of the Incentive Stock Plan would be extended to June 5, 2016, and the total number of company shares reserved for issuance would be increased by 4,500,000, from 7,500,000 to 12,000,000 shares.

The Incentive Stock Plan is administered by the compensation committee, whose members must qualify as “nonemployee directors” (as such term is defined in Rule 16b-3 under the Exchange Act). The compensation committee is authorized to determine, among other things, the employees to whom, and the times at which, options and other benefits are to be granted, the number of shares subject to each option, the applicable vesting schedule and the exercise price (provided that, for incentive stock options, the exercise price shall not be less than 100% of the fair market value of the common stock on the date of grant). The compensation committee also determines the treatment to be afforded to a participant in the Incentive Stock Plan in the event of termination of employment for any reason, including death, disability or retirement, or if there is a change in control. Under the Incentive Stock Plan, the maximum term of an incentive stock option is ten years and the maximum term of a nonqualified stock option is fifteen years.

The compensation committee may delegate to our Co-CEOs the authority to grant options under the Incentive Stock Plan to employees (other than officers) of the company identified by the Co-CEOs. The compensation committee has historically delegated to the Co-CEOs the authority to grant options covering up to 250,000 shares of common stock per annum, and retains the ability to revoke the delegation at any time. No such authority is currently delegated to the Co-CEOs.

The Board has the power to amend the Incentive Stock Plan from time to time. Shareholder approval of a material amendment is generally required. See Proposal 2 – “APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE TRADESTATION GROUP, INC. INCENTIVE STOCK PLAN” for a discussion of the material features of the Incentive Stock Plan.

TradeStation Securities Assumed Options. In connection with the December 29, 2000 merger acquisition of TradeStation Securities, we assumed the outstanding options under TradeStation Securities’ 1999 incentive stock plan. Each option issued under TradeStation Securities’ plan was assumed and converted to 1.7172 options to purchase the company’s common stock at the original exercise price divided by 1.7172. As of December 31, 2005, options to purchase 101,243 shares were outstanding.

Window On WallStreet Assumed Options. In October 1999, in connection with our merger acquisition of Window On WallStreet, TradeStation Technologies assumed all outstanding stock options to purchase Window On WallStreet common stock (“WOW Options”), which, based on an exchange ratio of .210974 shares of the TradeStation Technologies common stock for each share of Window On WallStreet common stock, were exercisable at the time of assumption for an aggregate of 182,529 shares of common stock (82,783 shares of common stock at an exercise price of $.48 per share, and 99,746 shares of common stock at an exercise price of $8.06 per share). The WOW Options generally vested ratably over a four-year period and their terms are ten years. After giving effect to the company’s assumption of the WOW Options pursuant to the company’s December 29, 2000 merger acquisition of TradeStation Securities, as of December 31, 2005 there were 4,848 WOW Options outstanding.

Nonemployee Director Stock Option Plan. Our Nonemployee Director Stock Option Plan, pursuant to which initial and annual grants of nonqualified stock options are made to each nonemployee director, became operative December 29, 2000 upon the assumption of the TradeStation Technologies Nonemployee Director Stock Option Plan and all options and option agreements issued thereunder. Upon initial election to the Board, each nonemployee director may be granted options to purchase up to 75,000 shares of common stock as determined by the Board at such time. Upon each re-election to the Board at the annual meeting of shareholders, each nonemployee director is granted additional options to purchase 7,000 shares of common stock. Each option is granted at an exercise price equal to the fair market value of the common stock on the date of grant. We reserved 350,000 shares of common stock for issuance under the Nonemployee Director Stock Option Plan, subject to antidilution adjustments. Options granted to date have a term of five years and vest in equal installments over three years. As of December 31, 2005, options to purchase 134,000 shares were outstanding and 116,000 shares were available for issuance under the Nonemployee Director Stock Option Plan.

The Board has the power to amend the Nonemployee Director Stock Option Plan from time to time. Shareholder approval of a material amendment is generally required.

Outstanding Options. As of December 31, 2005, options to purchase a total of 3,123,565 shares were outstanding under all stock option plans (inclusive of all options assumed under the plans discussed above), of which options to purchase 971,123 shares, or 31%, had been granted to and are currently held by, executive officers (of that number, 723,123 shares, or 74%, have been granted to, and are currently held by, TradeStation Group’s President and Chief Operating Officer). The options to purchase the shares granted and assumed under all plans discussed above that were outstanding as of December 31, 2005 have a weighted average exercise price of $5.19 per share. During 2005, options to purchase 148,000 shares of common stock were granted to four executive officers for performance during the 2004 fiscal year. In January 2006, options to purchase 80,000 shares of common stock were granted to four executive officers for performance during the 2005 fiscal year. See “OPTIONS GRANTS IN 2005 FISCAL YEAR” above. In general, options granted under the Incentive Stock Plan and the other incentive stock plans described above have provided for vesting at the rate of 20% per year and have a total term of ten years (except for the WOW Options, which vested ratably over 4 years and the Nonemployee Director stock options which vest ratably over 3 years). Options which have been granted under the Incentive Stock Plan to certain executive officers may immediately vest and become exercisable in certain circumstances, including a change in control. On October 25, 2005, we (i) globally amended the terms of all outstanding stock option agreements pursuant to the Incentive Stock Plan for non-executive employees, and (ii) adopted a new form of stock option agreement for future grants to non-executive employees, in each case to provide for the accelerated vesting of all unvested options in the event that the Company undergoes a change in control and the optionee’s employment is terminated by the Company (or its successor) without cause within one year following the change in control.

Employee Stock Purchase Plan. Our Employee Stock Purchase Plan (“ESPP”) provides for the issuance of a maximum of 500,000 shares of common stock pursuant to the exercise of nontransferable options granted to participating employees. The ESPP is administered by the compensation committee of the Board.

All employees whose customary employment is more than 20 hours per week and more than five months in any calendar year and who have completed at least three months of employment are eligible to participate in the ESPP. Employees who would immediately after the grant own 5% or more of the total combined voting power or value of our stock, and the nonemployee directors, may not participate in the ESPP. To participate in the ESPP, an employee must authorize us to deduct an amount (not less than one percent nor more than ten percent of a participant’s total cash compensation) from his or her pay during six-month periods (each, a “Plan Period”). The maximum number of shares of common stock an employee may purchase in any Plan Period is 500 shares. Through December 31, 2005, the exercise price for the option for each Plan Period was 85% of the lower of the market price of the common stock on the first and last business day of the Plan Period (the “look-back” period). Effective with the offering period beginning January 3, 2006, the ESPP was amended so that the exercise price for the options for each six-month Plan Period is equal to 85% of the market price of the Company’s common stock on the exercise date (i.e., the end of the six-month period). If an employee is not a participant on the last day of the Plan Period, such employee is not entitled to exercise his or her option, and the amount of his or her accumulated payroll deductions is refunded. An employee’s rights under the ESPP terminate upon his or her voluntary withdrawal from the ESPP or upon termination of employment. The first Plan Period (giving effect to the assumption of the predecessor company’s plan) began January 1, 1998. During the years ended December 31, 2005, 2004 and 2003, 25,832, 24,011, and 37,976 shares, respectively, of common stock were issued under the plan at average prices of $6.60, $6.04 and $3.26, respectively. As of December 31, 2005, there were 253,845 shares available for issuance under the ESPP.

The Board has the power to amend or terminate the ESPP. Shareholder approval of an amendment is only required to the extent that it is necessary to maintain the ESPP’s status as a protected plan under applicable securities laws or as a qualified plan under applicable tax laws.

401(k) Plan. We have a defined contribution retirement plan which complies with Section 401(k) of the Internal Revenue Code. All employees with at least three months of continuous service are eligible to participate and may contribute up to 60% of their compensation, subject to the annual limit set by the Internal Revenue Service. Company contributions, if any, are vested 20% for each year of service. For the years ended December 31, 2005, 2004 and 2003, company contributions accrued under this plan were approximately $253,000, $227,000 and $210,000, respectively.

Management Continuity Agreements

In December 2005, the Company entered into a management continuity agreement with three of its executive officers – David Fleischman, Marc Stone and Joseph Nikolson. Each management continuity agreement provides for potential severance payments during the 100-day period following a change in control, as that term is defined in the agreement, in an amount equal to up to two years of the executive’s annual compensation (currently, in the aggregate for all three executive officers, approximately $1.7 million). The management continuity agreements do not commit the company to retain any executive’s services for any fixed period of time, do not provide for severance payments unless the company undergoes a change in control, and do not represent new hires or appointments, as each executive has been serving in his current positions for several years.

Non-Competition Agreements

Virtually all employees, including the Named Executive Officers, have entered into agreements with the company which contain certain non-competition, non-disclosure and non-solicitation restrictions and covenants, including a provision prohibiting such employees from competing with the company during their employment with us and for a period of two years thereafter.

Compensation Committee Interlocks And Insider Participation

We formed the compensation committee of the Board in December 2000, at which time two independent directors were appointed as members. During 2005, Stephen C. Richards and Charles F. Wright, both of whom are independent directors, served on the compensation committee. The compensation (including salaries, bonuses and stock options) of the company’s executive officers for 2005 was determined by the compensation committee. In 2005, no member of the compensation committee had any relationship with the company requiring disclosure under Item 404 of Regulation S-K.

Performance Graph

The following graph shows a monthly comparison for the period covering December 29, 2000 through December 30, 2005 of cumulative total returns to shareholders of TradeStation Group, Center for Research in Security Prices (“CRSP”) Index for NASDAQ Stock Market (U.S. Companies) and CRSP Index for NASDAQ Stocks (SIC 6210-6219 U.S. Companies) of U.S. security brokers, dealers, and flotation companies.

Proposal 1

ELECTION OF DIRECTORS

Seven directors, which will constitute the entire Board, are to be elected at the annual meeting to hold office until the annual meeting of shareholders next succeeding their election and until their respective successors are elected and qualified or as otherwise provided in the bylaws of the company. The nominees for directors who receive a plurality of the votes cast by the holders of outstanding shares of common stock entitled to vote at the annual meeting will be elected. Abstentions (withheld authority) and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director.

The Board has designated the persons listed to be nominees for election as directors. Each of the nominees is currently serving as a director of the company and each has consented to being named in the proxy statement and to serve if elected. The company has no reason to believe that any of the nominees will be unavailable for election; however, should any nominee become unavailable for any reason, the Board may designate a substitute nominee or authorize a lower number of directors. Each proxy will be voted for the election to the Board of all of the Board’s nominees unless authority is withheld to vote for all or any of those nominees.

Name	Director Since
Ralph L. Cruz	1982
William R. Cruz	1982
Denise Dickins	2005
Michael W. Fipps	2002
Stephen C. Richards	1999
Salomon Sredni	1997
Charles F. Wright	2001

For biographical and other information (including their principal occupation for at least the past five years) regarding all of the nominees, see “DIRECTORS AND EXECUTIVE OFFICERS.”

The Board recommends a vote FOR the election of each of the nominees listed above.

The company has been advised that each of William R. Cruz and Ralph L. Cruz and their respective family limited partnerships intend to vote their respective shares in favor of all of the director nominees.

Proposal 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE

TRADESTATION GROUP, INC. INCENTIVE STOCK PLAN

A. Summary of Plan

The Board submits to the shareholders for their approval an amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan, a copy of which is attached as Exhibit “B” to this proxy statement, extending the expiration date to June 5, 2016, and increasing the number of shares of the company’s common stock, $.01 par value, reserved for issuance under such plan by 4,500,000, subject to any future antidilution adjustments. The material provisions of the Incentive Stock Plan are summarized below.

Purpose

The purpose of the Incentive Stock Plan is to provide incentives which will attract and retain highly competent persons at all levels as employees of TradeStation Group, Inc. and its subsidiaries, as well as independent contractors providing consulting or advisory services to the company, by providing them opportunities to acquire the company’s common stock or to receive monetary payments based on the value of such shares.

Administration

The Incentive Stock Plan is administered by the compensation committee, whose members must qualify as “nonemployee directors” (as such term is defined in Rule 16b-3 under the Exchange Act or any successor to such provision) and/or meet such other requirement as from time to time required by the rules of The NASDAQ Stock Market (or such other exchange or transaction reporting system on which the company’s common stock is primarily traded). The compensation committee is authorized to determine, among other things, the employees to whom, and the times at, and terms upon which, stock-based awards are to be granted. The compensation committee also determines the treatment to be afforded to a participant in the Incentive Stock Plan in the event of termination of employment for any reason, including death, disability or retirement, or change in control, and may take such other actions consistent with the Incentive Stock Plan as it deems necessary or advisable.

The compensation committee may delegate to the company’s Co-CEOs the authority to grant options under the Incentive Stock Plan to employees (other than officers) of the company identified by the Co-CEOs. The compensation committee has historically delegated to the Co-CEOs the authority to grant options covering up to 250,000 shares of common stock per annum, and retains the ability to revoke the delegation at any time. No such authority is currently delegated to the Co-CEOs.

The board of directors has the power to amend the Incentive Stock Plan from time to time. The approval of the Company’s shareholders is required for any amendment which (i) would change or materially expand the class of persons eligible for participation or otherwise materially modify the requirements as to eligibility for participation, or (ii) would increase the maximum number of shares available for issuance, or (iii) would materially increase benefits to participants under the Plan, or (iv) would expand the types of stock options or other awards available, or (v) is otherwise required to be approved by the shareholders to maintain the plan’s status as a qualified plan pursuant to the Internal Revenue Code, as a protected plan pursuant to securities laws or rules, or as otherwise required by any stock market, exchange or market system on which the common stock of the company is listed.

Duration

The Incentive Stock Plan is currently set to expire on June 29, 2006. If not extended, the expiration of the Incentive Stock Plan will not affect any options previously granted and then outstanding under the plan. Such outstanding options would remain in effect until they have been exercised, terminated or have expired. The proposed amendment to the Incentive Stock Plan would extend the expiration date of the plan to June 5, 2016.

Eligibility

Eligible participants consist of employees or prospective employees (conditioned upon, and effective not earlier than his or her becoming an employee) of the company, and independent contractors (including persons other than individuals) providing consulting or advisory services to the company, as the compensation committee in its sole discretion determines to be responsible for the success and future growth and profitability of the company and whom the compensation committee may designate from time to time to receive awards under the Incentive Stock Plan. Employees who are also officers or directors of the company or its subsidiaries will not by reason of such offices be ineligible to receive awards. Quantification of the awards that could be allocated to employees, directors and independent contractors is not currently readily determinable.

Types of Awards

Awards under the Incentive Stock Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Shares, and (e) Performance Units.

Number of Shares Reserved

The company had reserved an aggregate of 7,500,000 shares of Common Stock for issuance under the plan, subject to future antidilution adjustments. Of such 7,500,000 shares, only 245,000 shares remained available for future option grants as of the Record Date. See “Outstanding Awards” below. The proposed amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan would increase the number of shares of the Company’s common stock, $.01 par value, reserved and available for issuance under such plan by 4,500,000 shares, from 7,500,000 to 12,000,000 shares, subject to any future antidilution adjustments. As a result of the proposed increase in the number of shares reserved for issuance under the Incentive Stock Plan, 4,744,000 shares would be available for issuance on the effective date of the amendment and restatement, assuming no further stock options have been granted after the Record Date (April 20, 2006).

Stock Options

Stock options consist of awards, in the form of agreements, which enable the holder to purchase a specific number of shares of common stock, at set terms and at a fixed purchase price. Incentive stock options (ISOs) are options that qualify for preferred tax treatment under Section 422 of the Internal Revenue Code (the “Code”). Nonqualified stock options (NSOs) are options that do not qualify as ISOs. Options designated as ISOs that fail to meet or continue to meet the requirements of Section 422 of the Code shall be redesignated as nonqualified stock options for federal income tax purposes automatically, without further action by the compensation committee, as of the date of such failure.

The compensation committee determines the term of each option and the time or times, and conditions (such as a change in control) under which, each option vests and may be exercised. However, the term of an incentive stock option may not exceed ten years from the date of grant and the term of a nonqualified stock option may not exceed fifteen years from the date of grant.

The compensation committee also determines the option exercise price. However, the exercise price of an incentive stock option may not be less than the fair market value of common stock on the date of grant. Under certain circumstances relating to ownership of more than 10% of the total combined voting power of all classes of stock of TradeStation Group, the exercise price of an incentive stock option may not be less than 110% of the fair market value on the date of grant and the term of such incentive stock option may not exceed five years from the date of grant. For purposes of the Incentive Stock Plan and any awards thereunder, “fair market value” of common stock is the mean between the highest and lowest sale prices for TradeStation Group’s common stock as reported on The NASDAQ National Market on the date immediately preceding the date of grant, or on the next preceding trading date if common stock was not traded on the date immediately preceding the date of grant; provided, however, that, if TradeStation Group’s common stock is not at any time readily tradable on a national securities exchange or other market system, “fair market value” shall mean the amount determined in good faith by the compensation committee as the fair market value of the common stock of TradeStation Group.

The aggregate fair market value, determined as of the time the option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year shall not exceed $100,000 and, to the extent in excess of such $100,000, such excess options shall be treated as a NSO.

If a holder of an option terminates his or her employment relationship for any reason, his or her option may be exercised to the extent it had vested and was exercisable at the date of such termination for a period of time determined by the compensation committee at the time the option is granted.

The option exercise price may be paid by check or, in the discretion of the compensation committee, by the delivery of common shares of the company then owned by the participant or a combination of methods of payment; provided, however, that option agreements may provide that payment of the exercise price by delivery of common shares of the company then owned by the participant may be made only if such payment in and of itself does not result in a charge to earnings for financial accounting purposes as determined by the compensation committee. In the discretion of the compensation committee, if common shares are readily tradeable on a national securities exchange or other market system at the time of option exercise, payment may also be made by delivering a properly executed exercise notice to the company together with a copy of irrevocable instructions to a broker to deliver promptly to the company the amount of sale or loan proceeds to pay the exercise price, or any substantially similar “cashless exercise” program. To facilitate the foregoing, the company may enter into agreements or arrangements for coordinated procedures with one or more brokerage firms, including affiliated brokerage firms.

Stock Appreciation Rights

A stock appreciation right is a right to participate in the appreciation of the fair market value of the shares of common stock subject to the right. Stock appreciation rights may be granted to the holders of stock options or may be granted independently of and without relation to stock options. Stock appreciation rights granted in conjunction with a stock option will entitle the holder to elect, in lieu of exercising the stock option, to receive the appreciation in the fair market value of the shares subject to the option up to the date the right is exercised. Such appreciation shall be measured from not less than the option exercise price. In the case of a stock appreciation right issued independently of any stock option, such appreciation shall be measured from not less than 85% of the fair market value of the common stock on the day the right is granted. Payment of such appreciation shall be made in cash or in shares of common stock, or a combination thereof, as determined by the compensation committee and as set forth in the award, but no stock appreciation right shall entitle the holder to receive, upon exercise thereof, more than the number of shares of common stock (or cash equivalent) with respect to which the right is granted. A stock appreciation right relating to nonqualified stock option may be made as part of the nonqualified stock option at the time of its grant or at any time thereafter up to six months prior to its expiration. A stock appreciation right relating to an incentive stock option may be made a part of such incentive stock option only at the time of its grant. Each stock appreciation right will be exercisable at the times and to the extent set forth therein, but no stock appreciation right shall be exercisable earlier than six months after the date it was granted or later than the earlier of (i) the term of the related stock option, if any, and (ii) 15 years after it was granted.

Stock Awards

A stock award is a grant of shares of common stock to the grantee without payment for such shares or payment at less than fair market value of the shares as additional compensation for services rendered to TradeStation Group. Stock awards are subject to such terms and conditions as the compensation committee determines, including, without limitation, restrictions on the sale or other disposition of such shares and rights of TradeStation Group to reacquire such shares for no consideration upon termination of the grantee’s employment or consulting relationship within specified periods. The grantee of a stock award shall have, with respect to the shares subject to such stock award, all the rights of a holder of shares of TradeStation Group’s common stock, including the right to receive dividends and to vote the shares.

Performance Shares

Performance shares entitle the grantee to receive shares of common stock or cash of an equivalent value at the end of a specified performance period. A performance period relates to the period during which the receipt of the shares of common stock will be deferred. Performance shares may be awarded either alone or in addition to other awards under the Incentive Stock Plan. The compensation committee will determine the number of performance shares to be awarded to any grantee, the duration of the performance period and the conditions under which receipt of the shares of common stock will be deferred, and the other terms and conditions of the grant. The compensation committee may condition the grant of performance shares upon the attainment of certain specified performance goals or other factors or criteria as the compensation committee shall determine. Unless otherwise determined by the compensation committee at the time of the award of a performance share, any dividends payable during the performance period with respect to the shares covered by a performance share award will not be paid to the grantee. Subject to the provisions of the performance share award and the Incentive Stock Plan, at the expiration of the performance period, shares of common stock and/or cash of an equivalent value shall be delivered to the grantee, or his or her legal representative, in a number equal to the vested shares covered by the performance share award. If the grantee’s employment or consulting arrangement with TradeStation Group terminates during the performance period, the performance shares in question will vest or be forfeited in accordance with the terms and conditions established by the compensation committee.

Performance Units

Performance units consist of the right to receive a fixed dollar amount, payable in cash or shares of common stock or a combination of both. Performance units may be awarded either alone or in addition to other awards under the Incentive Stock Plan. The compensation committee will determine the time or times at which performance units shall be awarded, the duration of the period during which, and the conditions under which, a grantee’s right to performance units will be vested, and the other terms and conditions of the award of performance units. The compensation committee may condition the vesting of performance units upon the attainment of certain specified goals or such other factors or criteria as the compensation committee shall determine. At the expiration of the applicable period, the compensation committee shall determine the extent to which the performance goals have been achieved, and the percentage of the performance units that have vested. Subject to the applicable provisions of the performance unit grant and the Incentive Stock Plan, at the expiration of the applicable period, cash and/or shares of common stock of an equivalent cash value shall be delivered to the grantee, or his or her legal representative, in payment of the vested performance units covered by the performance unit award. Upon termination of the grantee’s employment or consulting arrangement with TradeStation Group during the applicable period for a given performance unit award, the performance units in question will vest or be forfeited in accordance with the terms and conditions established by the compensation committee.

Nontransferability

Awards granted under the Incentive Stock Plan are non-transferable by the participant, other than as required by law or court order (e.g., divorce decree), by will or the laws of descent and distribution or by the participant to a living revocable trust whereunder the participant is grantor and trustee and the trust is a disregarded entity for income tax purposes with respect to the participant, if the award expressly so provides, to the participant’s immediate family, which for purposes of the Incentive Stock Plan is limited to the participant’s children, grandchildren and spouse, or to one or more trusts for the benefit of such immediate family members or partnerships in which such immediate family members and/or trusts are the only partners. Except with respect to a qualified domestic relations order, awards may be exercised during the lifetime of the participant only by the participant. In the event of the death of a participant while the participant is rendering services to TradeStation Group, each award theretofore granted to him or her shall be exercisable during such period after his or her death as the Compensation Committee shall in its discretion set forth in such award at the date of grant, but not beyond the stated duration of the award, and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the award passes by will, trust or the laws of descent and distribution, and only to the extent that the deceased participant was entitled to do so at the date of his or her death.

Adjustment Provisions

If TradeStation Group at any time changes the number of issued common stock without new consideration to TradeStation Group (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the common stock) or makes a distribution of cash or property which has a substantial impact on the value of issued common stock, the total number of shares available for awards under the Incentive Stock Plan shall be appropriately adjusted and the number of shares covered by each outstanding award and the reference price or fair market value for each outstanding award shall be adjusted so that the net value of such award shall not be changed.

In the event any sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of TradeStation Group with or into another corporation which results in the outstanding common stock being converted into or exchanged for different securities, cash or other property, each outstanding award, subject to the other provisions of the Incentive Stock Plan and any limitation applicable to a particular award, may be assumed or substituted by the successor corporation (or a parent or subsidiary of such successor corporation) and the grantee will be entitled to receive, upon exercise of the award, an equivalent amount of securities, cash or other property received with respect to the common stock in such transaction as would have been received upon exercise of the award immediately prior to such transaction.

Withholding

All payments or distributions made pursuant to the Incentive Stock Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If TradeStation Group proposes or is required to distribute common stock pursuant to the Incentive Stock Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such common stock. The Compensation Committee may, in its discretion and subject to such rules as it may adopt, permit an award holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with the exercise of a nonqualified stock option or a stock appreciation right, the receipt or vesting of stock awards, or the receipt of common stock upon the expiration of the applicable period with respect to any performance shares or performance units, by electing to have TradeStation Group withhold common stock having a fair market value equal to the amount to be withheld.

Other Provisions

A participant’s right, if any, to continue to serve TradeStation Group as an officer, employee, independent contractor or otherwise, shall not be enlarged or otherwise affected by such person’s designation as a participant under the Incentive Stock Plan, nor shall the Incentive Stock Plan in any way interfere with the right of TradeStation Group, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the participant from the rate in existence at the time of the grant of an award.

The Incentive Stock Plan and actions taken in connection therewith shall be governed by and construed in accordance with the laws of the State of Florida, regardless of the law that might otherwise govern under applicable Florida principles of conflict of laws.

The board may amend, alter, suspend or discontinue the Incentive Stock Plan at any time, but such amendment, alteration, suspension or discontinuation may not adversely affect any outstanding award without the consent of the holder.

B. Registration of Underlying Common Stock

The company has filed a Registration Statement on Form S-8 with the SEC in order to register the number of shares of common stock reserved for issuance under the Incentive Stock Plan which were available for issuance as of the effective date of the 2000 merger with TradeStation Securities. To the extent that such Registration Statement is effective under the Securities Act of 1933, as amended (the “Securities Act”), shares of Common Stock issued upon the exercise of outstanding stock options granted under the Incentive Stock Plan will be immediately and freely tradable without restriction under the Securities Act, subject to applicable volume limitations, if any, under Rule 144 promulgated under the Securities Act and Section 16 of the Exchange Act. Subject to the approval of the company’s shareholders of this Proposal 2, it is currently contemplated that at the appropriate time the company will file an additional Registration Statement on Form S-8 in order to register the additional shares of Common Stock that will be reserved and available for issuance under the Incentive Stock Plan pursuant to this Proposal 2.

C. Outstanding Awards

As of the Record Date, options to purchase approximately 2,794,000 shares (approximately 6% of the company’s issued and outstanding shares of common stock as of the Record Date) were outstanding under the Incentive Stock Plan. An additional 4,461,000 options had been exercised which, without giving effect to the proposed amendment, leaves approximately 245,000 shares reserved and available for issuance as of the Record Date. After giving effect to the proposed amendment’s increase of the shares reserved under the plan by 4,500,000, the total number of shares potentially subject to stock-based awards (including both shares subject to options previously issued and unexercised and awards that may be issued in the future) is approximately 7,539,000 shares, approximately 17% of the company’s issued and outstanding shares of common stock as of the Record Date. In general, the options that have been granted under the Incentive Stock Plan vest at the rate of 20% per year and have a total term of ten years. Options which have been granted under the Incentive Stock Plan to executive officers also generally vest immediately and become exercisable in certain circumstances, including death, disability and a change in control. On October 25, 2005, we (i) globally amended the terms of all outstanding stock option agreements pursuant to the Incentive Stock Plan for non-executive employees, and (ii) adopted a new form of stock option agreement for future grants to non-executive employees, in each case to provide for the accelerated vesting of all unvested options in the event the Company undergoes a change in control and the optionee’s employment is terminated by the Company (or its successor) without cause within one year following the change in control. With respect to the new form of stock option agreement for nonexecutive employees that was approved for grants made on or after October 25, 2005, all unvested options also have accelerated vesting in the event of the optionee’s death or disability. In the case of a termination other than for disability, death or termination of employment for cause, the period for exercise as to vested options following termination generally may not exceed 90 days. In the case of termination for death (or death within 90 days of the employee’s disability or termination by TradeStation Group other than for cause) or disability, the period for exercise as to vested options is generally 12 months. If the holder of the option was terminated for cause, the exercise period generally ends on the date of termination. In no event may an option be exercised after the expiration of the original term of the option.

The options to purchase shares granted under the Incentive Stock Plan that were outstanding as of the Record Date have a weighted average exercise price of approximately $6.12 per share.

D. Recent Price of Common Stock

On April 20, 2006, the closing sale price of the Common Stock on The NASDAQ National Market was $16.17 per share.

E. Federal Income Tax Consequences

The following is a brief summary of the applicable federal income tax consequences of options granted under the Incentive Stock Plan based on U.S. federal income tax laws in effect on the date of this proxy statement. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a grantee may reside.

With respect to ISOs, an optionee will not recognize any income at the time an ISO is granted or exercised. However, the excess of the fair market value of the shares on the date of exercise over the exercise price paid will be a preference item that could create a liability under the alternative minimum tax. If an optionee disposes of the shares acquired on exercise of an ISO after the later of two years after the date of grant of the ISO or one year after the date of exercise of the ISO (the “holding period”), the gain (i.e., the excess of the proceeds received on sale over the exercise price paid), if any, will be long-term capital gain eligible for favorable tax rates. If the optionee disposes of the shares prior to the end of the holding period, the disposition is a “disqualifying disposition” and the optionee will recognize ordinary income in the year of the disqualifying disposition equal to the excess of the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount received for the shares, over the exercise price paid. The balance of the gain or loss, if any will be long-term or short-term capital gain or loss, depending on how long the shares were held by the optionee prior to disposition. TradeStation Group is not entitled to a deduction as a result of the grant or exercise of an ISO. However, if an optionee recognizes ordinary income as a result of a disqualifying disposition, TradeStation Group will be entitled to a deduction at the same time and in the same amount as the optionee recognizes ordinary income.

With respect to NSOs, no income is recognized by the optionee at the time the option is granted; generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and TradeStation Group is entitled to an employer tax deduction in the same amount; and upon disposition of the shares, any gain or loss recognized (after increasing the basis of such shares by the amount of any ordinary income previously recognized) is treated as short-term or long-term capital gain or loss, as the case may be, depending on how long such shares are held. To qualify for long-term capital gain treatment, such shares will have to be held for more than one year and, if not, any short-term capital gain shall be taxable at ordinary income tax rates. In the case of an optionee who is also an employee at the time of grant, any income recognized upon exercise of a nonqualified stock option will constitute wages for which federal income tax withholding will be required.

With respect to stock appreciation rights, if the grantee elects to receive the appreciation inherent in the stock appreciation right in cash, the cash is ordinary income, taxable to the grantee. If the grantee elects to receive the appreciation in TradeStation Group’s common stock, the stock received will be ordinary income to the grantee to the extent of the difference between its fair market value and the amount, if any, the grantee paid for the stock. TradeStation Group is entitled to an employer tax deduction in the same amount of the ordinary income.

With respect to stock awards, generally, ordinary income is recognized to the grantee on the date of grant in an amount equal to the difference between the fair market value of the common stock awarded and the consideration paid by the grantee, if any, for such shares and TradeStation Group is entitled to an employer tax deduction in the same amount.

With respect to performance shares and performance units, generally, ordinary income is recognized by the grantee upon receipt by the grantee of shares of common stock or cash of an equivalent value or a combination of both upon the expiration of the applicable period and TradeStation Group is entitled to an employer tax deduction in the same amount.

With regard to alternative minimum tax, the exercise by a holder of an ISO granted under the Incentive Stock Plan may subject the optionee to alternative minimum tax under Section 56 of the Code. Under Section 56(b)(3) of the Internal Revenue Code, for purposes of computing the amount of the alternative minimum taxable income of an individual for any taxable year, Section 83 (relating to nonqualified stock options) as opposed to Section 421 (relating to incentive stock options) of the Internal Revenue Code applies to the transfer of a share of common stock pursuant to the exercise of an ISO (that is, the ISO is treated as NSO) and the optionee must treat the difference, if any, between the fair market value of the incentive stock option and the option exercise price as an adjustment in determining alternative minimum taxable income under Section 56(b)(3) of the Internal Revenue Code in the first taxable year in which the optionee’s rights in such share are either transferable or are not subject to a substantial risk of forfeiture under Section 83(a) of the Internal Revenue Code. A holder may alter the timing and amount of such an alternative taxable income adjustment, if any, by filing with the Internal Revenue Service an election under Section 83(b) of the Internal Revenue Code within thirty (30) days after the date of the exercise of an ISO. Such an alternative minimum taxable income adjustment, if any, is also added to the basis of such share for purposes of determining adjusted gain or loss under the alternate minimum tax upon disposition of such share. No such alternative minimum tax adjustment is required if the exercise of an ISO and the subsequent disposition of such share occur within the same taxable year.

F. Accounting Treatment

In December 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment (“SFAS No. 123(R)”). SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the statement of income based on their fair values. Pro forma disclosure is no longer an alternative. The Company adopted SFAS No. 123(R) in the first quarter of 2006 using the modified-prospective method. Under the modified-prospective method of adoption, compensation cost is recognized for all stock-based awards issued after the effective date and for the portion of outstanding awards for which the requisite service has not yet been rendered (i.e., unvested awards). SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation costs to be reported as a financing cash flow, rather than as an operating cash flow as required under current literature. This requirement will reduce net operating cash flows and increase net financing cash flows in periods after adoption.

G. Amendment and Restatement of the TradeStation Group, Inc. Incentive Stock Plan

Proposal

Because the Board considers the TradeStation Group, Inc. Incentive Stock Plan an effective means to provide incentives which will attract and retain highly competent persons at all levels as employees of TradeStation Group, Inc. and its subsidiaries, as well as independent contractors providing consulting or advisory services to the company, which the Board believes is important for the success and future growth and development of the company, the Board, on April 24, 2006, approved an amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan, subject to the approval of the Company’s shareholders. The Board seeks the approval of the company’s shareholders to extend the expiration of the Incentive Stock Plan from June 29, 2006 to June 5, 2016, and to increase the number of shares of the Company’s common stock, $.01 par value, reserved and available for issuance under such plan by 4,500,000, subject to any future antidilution adjustments. As a result of the proposed increase in the number of shares reserved for issuance under the Incentive Stock Plan, approximately 4,745,000 shares would be available for issuance on the effective date of the amendment and restatement, assuming no further stock options have been granted after the Record Date (April 20, 2006). Also, after giving effect to the proposed amendment’s increase of the shares reserved under the plan by 4,500,000, the total number of shares potentially subject to stock-based awards (including both shares subject to options previously issued and unexercised and awards that may be issued in the future) is approximately 7,539,000 shares, approximately 17% of the company’s issued and outstanding shares of common stock as of the Record Date. The Amended and Restated TradeStation Group, Inc. Incentive Stock Plan being recommended for shareholder approval is attached to this proxy statement as Exhibit “B.”

Purpose of the Amendment and Restatement

The purpose for extending the expiration of the Incentive Stock Plan and increasing the number of shares available for issuance under the Incentive Stock Plan is to ensure that the company will continue to be able to grant stock awards as incentives to those individuals upon whose efforts the company relies for the continued success and development of its business and to attract and retain the best- qualified personnel. Also, non-material revisions have been made to eliminate historical information no longer relevant and to better clarify and expand upon certain provisions or correct or improve usage and punctuation.

Required Vote

The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Annual Meeting which cast a vote on Proposal 2 is necessary for the adoption and approval of the proposed amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan.

The Board recommends a vote FOR approval of the amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan.

The company has been advised that each of William R. Cruz and Ralph L. Cruz and their respective family limited partnerships intend to vote their respective shares in favor of approval of the amendment and restatement of the TradeStation Group, Inc. Incentive Stock Plan.

Proposal 3

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board authorized the engagement of Ernst & Young LLP to serve as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. Such independent accountants will serve at the pleasure of the audit committee. A representative of Ernst & Young LLP is expected to be present at the annual meeting in order to have the opportunity to make a statement, if such representative desires to do so, and to be available to respond to appropriate questions.

Shareholder approval of the company’s independent registered public accounting firm is not required under Florida law. We are submitting the audit committee’s selection of Ernst & Young LLP to the company’s shareholders for ratification in order to determine whether the shareholders generally approve of the company’s independent registered public accounting firm. If selection of Ernst & Young LLP is not approved by the shareholders, the audit committee will reconsider its selection.

Required Vote

The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the annual meeting which cast a vote on Proposal 3 is necessary for the ratification of the selection of the independent registered public accounting firm.

The Board recommends a vote FOR ratification of the selection of Ernst & Young LLP as the company’s independent registered public accounting firm.

The company has been advised that each of William R. Cruz and Ralph L. Cruz and their respective family limited partnerships intend to vote their respective shares in favor of ratification of the selection of the independent registered public accounting firm.

SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Shareholder proposals intended to be presented at the 2007 annual meeting of shareholders must be submitted to the Secretary of the company, at the principal executive offices of the company, TradeStation Building, 8050 S.W. 10th Street, Suite 4000, Plantation, Florida 33324, no later than December 30, 2006 in order to receive consideration for inclusion in the company’s 2007 proxy materials. Any such shareholder proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act.

The persons named as proxies for the 2007 annual meeting of shareholders will generally have discretionary authority to vote on any matter presented by a shareholder for action at that meeting. Generally, in the event that the company receives notice of a shareholder proposal no later than the close of business on the sixtieth (60th) day, and no earlier than the close of business on the ninetieth (90th) day, prior to the first anniversary of the date of the preceding year’s annual meeting, then, as long as the company includes in its proxy statement for the 2007 annual meeting of shareholders advice on the nature of the matter and how the named proxies intend to vote the shares for which they have received discretionary authority, such proxies may exercise discretionary authority with respect to such matter, subject to, and except to the extent limited by, the rules of the SEC governing shareholder proposals.

OTHER MATTERS

EACH PERSON SOLICITED HEREUNDER MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K (WITH EXHIBITS) FOR THE COMPANY’S FISCAL YEAR ENDED DECEMBER 31, 2005, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY SENDING A WRITTEN REQUEST TO THE ATTENTION OF THE SECRETARY OF THE COMPANY, AT THE COMPANY’S EXECUTIVE OFFICES LOCATED AT TRADESTATION BUILDING, 8050 S.W. 10TH STREET, SUITE 4000, PLANTATION, FLORIDA 33324.

By Order of the Board

/s/ Marc J. Stone
Marc J. Stone
Secretary

April 28, 2006

Exhibit “A”

Amended and Restated

Audit Committee Charter For the Audit Committee of the Board of Directors

of TradeStation Group, Inc. (the “Company”)

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and seek the approval of the board of directors to any amendments or restatements required or recommended. The committee shall be members of, and appointed by, the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company (other than for board or board committee service, consistent with Section 301 of the Sarbanes-Oxley Act of 2002) and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of NASDAQ listing standards. All committee members shall be financially literate, and at least one member shall be a “financial expert,” as defined by SEC rules or regulations. The committee may, to the full extent permitted by applicable law and regulation, form and delegate authority to subcommittees when it deems appropriate and in the best interests of the Company.

Purpose

The audit committee shall provide assistance to the board of directors in fulfilling the board’s oversight responsibility to the shareholders, potential shareholders, the investment community, and others, relating to: the integrity of the Company’s financial statements; the financial reporting process; the systems of internal accounting and financial controls; the performance of the Company’s internal audit function and independent auditors; the independent auditor’s qualifications, independence and performance; and the Company’s compliance with ethics policies and legal and regulatory requirements. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors, and management of the Company.

In discharging its role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties. The committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend a meeting of the committee or to meet with any members of, or consultants to, the committee.

Duties and Responsibilities

The primary responsibility of the audit committee is to oversee the Company’s financial reporting process on behalf of the board and report the results of its activities to the board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and, with the assistance of its independent auditors, for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate.

The committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditors regarding financial reporting, and for taking, or recommending that the board or directors take, appropriate action to oversee the independence of the independent auditors. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law, rule or regulation. The committee may delegate authority for pre-approval of non-audit related services on a preliminary basis to a member of the audit committee. The decisions of any audit committee member to whom preliminary pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting for final approval.

At least annually, the committee shall obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures.

•	Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

•	All relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, to assess the auditor’s independence.

The committee shall evaluate the adequacy of the independent auditors’ quality control procedures and their compliance with such procedures. The committee shall also review and evaluate the senior members of the independent auditor team and consider whether the lead audit partner or the audit firm should be rotated (in addition to the rotation of the lead audit partner as required by law) so as to assure continuing auditor independence. The committee shall actively discuss with the independent auditor any relationships or services that may impact the objectivity and independence of the independent auditors. The committee shall obtain the opinion of management of the independent auditors’ performance.

The committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and NASDAQ listing standards.

The committee shall evaluate the performance, responsibilities, budget and staffing of the Company’s internal audit function and review the annual internal audit plan. Such evaluation shall include a review of the responsibilities, budget and staffing of the Company’s internal audit function with the independent auditors. In addition, the committee shall, in conjunction with management, periodically review the Company’s internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such controls and procedures.

The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs.

The committee shall discuss periodically with management, the internal auditors, and the independent auditors issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditor any audit problems or difficulties and management’s response thereto, including those matters required by Statement on Auditing Standards No. 61.

The committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company and judgments made in connection with the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management and any significant changes in the Company’s selection or application of accounting principles.

The committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

The committee shall discuss with management and the independent auditors the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

The committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including the types of information to be disclosed and the types of presentation to be made and paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information.

The committee shall review the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

The committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The committee shall receive any corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

The committee shall review and approve related-party transactions required to be disclosed under Item 404 of Regulation S-K.

The committee shall prepare its report to be included in the Company’s annual proxy statement, as required by SEC regulations.

Procedures

The committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less than quarterly. A majority of members of the committee shall constitute a quorum. The action of a majority of members at a meeting at which a quorum is present will be the action of the committee. In lieu of a meeting, the committee may also act by unanimous written consent. The committee shall designate a person (who need not be a member of the committee) to keep minutes of its meetings. The minutes shall be retained by the Secretary of the Company.

As and when SEC rules and regulations, and NASDAQ listing requirements, become effective that further define, clarify or expand the requirements and legislative intent of the Sarbanes-Oxley Act of 2002 (the “Evolving Rules and Requirements”), this charter shall promptly be amended as necessary or appropriate to comply with the Evolving Rules and Requirements. To the extent any of the Evolving Rules and Requirements are adopted prior to a charter amendment, all such Evolving Rules and Requirements shall be deemed to automatically amend this charter, pending formal amendment, as necessary to override any conflicting provision of this charter or otherwise make this charter fully compliant with all such Evolving Rules and Requirements.

Last Amended: April 24, 2006.

Exhibit “B”

TRADESTATION GROUP, INC.

AMENDED AND RESTATED

INCENTIVE STOCK PLAN

1. Purpose. This TradeStation Group, Inc. Amended and Restated Incentive Stock Plan (the “Plan”) amends and restates in its entirety the TradeStation Group, Inc. Incentive Stock Plan that was assumed and adopted by TradeStation Group, Inc. as of December 29, 2000 and has remained in effect through and as of the date of this amendment and restatement. The Plan is intended to provide incentives which will attract and retain highly competent persons at all levels as employees of TradeStation Group, Inc. and its subsidiaries (the “Company”), as well as independent contractors providing consulting or advisory services to the Company, by providing them opportunities to acquire the Company’s common stock (“Common Shares”) or to receive monetary payments based on the value of such shares pursuant to the Awards described in Section 4 below.

2. Administration.

(a) The Plan will be administered by the Compensation Committee (the “Committee”) appointed by the Board of Directors (the “Board”) of the Company; provided, however, that, as long as Common Shares are registered under the Securities Exchange Act of 1933 (the “Act”), members of the Committee must qualify as “non-employee directors” within the meaning of Securities and Exchange Commission Regulation § 240.16b-3 or any successor to such provision and/or meet such other requirements as from time to time required by the rules of The NASDAQ Stock Market (or such other exchange or consolidated transaction reporting system on which the Common Shares are primarily traded). From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time shall a Committee of fewer than two members of the Board administer the Plan. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such actions in connection with the Plan and any Awards (as hereinafter defined) granted hereunder as it deems necessary or advisable, including unilaterally making such modifications, extensions, renewals or other changes to any Award granted, provided that the modification, extension, renewal or other change is consistent with the provisions of the Plan and does not materially and adversely affect the Award. All determinations and interpretations made by the Board and Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee, and no employee of the Company shall be liable for any act or failure to act hereunder, or for any act or failure to act by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated, except in circumstances directly involving bad faith, gross negligence or fraud on the part of the person sought to be held liable.

(b) Pursuant to its administrative duties described in Section 2(a) above, and notwithstanding anything to the contrary contained herein, the Compensation Committee may, by a resolution adopted at a meeting of the Compensation Committee duly convened and called or by a unanimous written consent in lieu of a meeting, delegate to the person or persons who serve as Chief Executive Officer or as Co-Chief Executive Officers of the Company the authority to determine the identities of employees who are not officers or directors of the Company who shall receive Stock Options under the Plan and the terms, conditions, limitations and restrictions upon which such Stock Options shall be granted; provided, however, that the per share exercise price of any Stock Option awarded by the Chief Executive Officer or the Co-Chief Executive Officers of the Company pursuant to any delegation of authority permitted hereunder shall not be less than the Fair Market Value (as hereinafter defined) of the Common Shares on the date the Stock Option is granted. The terms and conditions of, and any limitation or restriction on, any such delegation shall be at the sole discretion of the Compensation Committee and shall be set forth in the resolution of the Compensation Committee establishing such delegation. Any delegation pursuant to this Section 2(b) may be revoked by the Compensation Committee at any time.

3. Participants. Participants will consist of such employees or prospective employees (conditioned upon, and effective not earlier than, each such person becoming an employee) of the Company, and independent contractors (including persons other than individuals) providing consulting or advisory services to the Company, as the Committee in its sole discretion determines to be responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Awards as granted to the participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Awards.

4. Types of Awards. Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Shares, and (e) Performance Units, all as described below (collectively “Awards”).

5. Shares Reserved under the Plan. Subject to the following provisions of this Section 5, there is hereby reserved for issuance under the Plan an aggregate of 12,000,000 Common Shares (inclusive of all shares of common stock of the Company and its predecessor company previously issued or assumed under the Plan and those remaining available for issuance under the Plan immediately prior to the effective date of this amendment and restatement). Accordingly, assuming and subject to shareholder approval of the amendments to the Plan at the June 6, 2006 Annual Meeting of Shareholders of TradeStation Group, Inc., as of that date there shall be 12,000,000 Common Shares reserved for issuance under the Plan. Any shares subject to Stock Options or Stock Appreciation Rights or issued under such options or rights or as Stock Awards may thereafter be subject to new options, rights or awards under this Plan if there is a lapse, expiration or termination of any such options or rights prior to issuance of the shares or the payment of the equivalent or if shares are issued under such options or rights or as such awards and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

6. Stock Options. Stock Options will consist of awards from the Company, in the form of agreements, which will enable the holder to purchase a specific number of Common Shares, at set terms and at a fixed purchase price. Stock Options may be “incentive stock options” (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

(a) Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, that the per-share exercise price for Incentive Stock Options shall not be less than 100% of the Fair Market Value (as hereinafter defined) of the Common Shares on the date the option is granted.

(b) Payment of Exercise Price. The option exercise price may be paid by check or, in the discretion of the Committee, by the delivery of Common Shares of the Company then owned by the participant or a combination of methods of payment; provided, however, that option agreements may provide that payment of the exercise price by delivery of Common Shares of the Company then owned by the participant may be made only if such payment in and of itself does not result in a charge to earnings for financial accounting purposes as determined by the Committee. In the discretion of the Committee, if Common Shares are readily tradeable on a national securities exchange or other market system at the time of option exercise, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price, or any substantially similar “cashless exercise” program. To facilitate the foregoing, the Company may enter into agreements or arrangements for coordinated procedures with one or more brokerage firms, including affiliated brokerage firms.

(c) Exercise Period. Stock Options granted under the Plan will be exercisable at such times and subject to such terms and conditions as shall be determined by the Committee. In addition, Nonqualified Stock Options shall not be exercisable later than fifteen years after the date they are granted and Incentive Stock Options shall not be exercisable later than ten years after the date they are granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option at the date of grant.

(d) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Shares on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

(e) Redesignation as Nonqualified Stock Options. Options designated as Incentive Stock Options that fail to meet or continue to meet the requirements of Section 422 of the Code shall be redesignated as Nonqualified Stock Options for federal income tax purposes automatically, without further action by the Committee, as of the date of such failure.

(f) Limitation of Rights in Shares. The recipient of a Stock Option shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Common Shares subject thereto except to the extent that the Stock Option shall have been exercised and the Common Shares subject thereto have been issued and delivered to the participant or participant’s brokerage firm account.

7. Stock Appreciation Rights. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of and without relation to Stock Options. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

(a) A Stock Appreciation Right relating to a Nonqualified Stock Option may be made part of such option at the time of its grant or at any time thereafter up to six months prior to its expiration, and a Stock Appreciation Right relating to an Incentive Stock Option may be made part of such option only at the time of its grant.

(b) Each Stock Appreciation Right will entitle the holder to elect in lieu of exercising the Stock Option to receive the appreciation in the Fair Market Value of the shares subject thereto up to the date the right is exercised. In the case of a right issued in relation to a Stock Option, such appreciation shall be measured from not less than the option exercise price and in the case of a right issued independently of any Stock Option, such appreciation shall be measured from not less than 85% of the Fair Market Value of the Common Shares on the date the right is granted. Payment of such appreciation shall be made in cash or in Common Shares, or a combination thereof, as set forth in the Award, but no Stock Appreciation Right shall entitle the holder to receive, upon exercise thereof, more than the number of Common Shares (or cash of equal value) with respect to which the right is granted.

(c) Each Stock Appreciation Right will be exercisable at the times and to the extent set forth therein, but no Stock Appreciation Right may be exercisable earlier than six months after the date it was granted or later than the earlier of (i) the term of the related Stock Option, if any, and (ii) fifteen years after it was granted. Exercise of a Stock Appreciation Right shall reduce the number of shares issuable under the Plan (and under the related Stock Option, if any) by the number of shares with respect to which the right is exercised.

8. Stock Awards. Stock Awards will consist of Common Shares transferred to participants without payment therefor, or with payment at less than Fair Market Value, as additional compensation for services to the Company. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and rights of the Company to reacquire such shares for no consideration upon termination of the participant’s employment or other contractual arrangement within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Shares covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody until the restrictions thereon shall have lapsed. The participant shall have, with respect to the Common Shares subject to a Stock Award, all of the rights of a holder of Common Shares of the Company, including the right to receive dividends and to vote the shares.

9. Performance Shares.

(a) Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan and shall consist of the right to receive Common Shares or cash of an equivalent value at the end of a specified Performance Period (defined below). The Committee shall determine the participants to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the “Performance Period”) during which, and the conditions under which, receipt of the Common Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in this Section 9. The Committee may condition the grant of Performance Shares upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

(b) Performance Shares awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

(i) Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to any dividends declared during the Performance Period with respect to the number of Common Shares covered by a Performance Share Award will not be paid to the participant.

(ii) Subject to the provisions of the Performance Share Award and this Plan, at the expiration of the Performance Period share certificates and/or cash of an equivalent value (as the Committee may determine) shall be delivered to the participant, or his, her or its legal representative, in a number equal to the vested shares covered by the Performance Share Award.

(iii) Subject to the applicable provisions of the Performance Share Award and this Plan, upon termination of a participant’s employment or contractual relationship with the Company for any reason during the Performance Period for a given Performance Share Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.

10. Performance Units.

(a) Performance Units may be awarded either alone or in addition to other Awards granted under this Plan and shall consist of the right to receive a fixed dollar amount, payable in cash or Common Shares or a combination of both. The Committee shall determine the participants to whom and the time or times at which Performance Units shall be awarded, the duration of Performance Units to be awarded to any person, the duration of the period (the “Performance Cycle”) during which, and the conditions under which, a participant’s right to Performance Units will be vested, the ability of participants to defer the receipt of payment of such Performance Units, and the other terms and conditions of the Award in addition to those set forth in this Section 10. The Committee may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

(b) The Performance Units awarded pursuant to this Section 10 shall be subject to the following terms and conditions:

(i) At the expiration of the Performance Cycle, the Committee shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each participant that have vested.

(ii) Subject to the applicable provisions of the Performance Unit Award and this Plan, at the expiration of the Performance Cycle cash and/or share certificates of an equivalent value (as the Committee may determine) shall be delivered to the participant, or his, her or its legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.

(iii) Subject to the applicable provisions of the Performance Unit Award and this Plan, upon termination of a participant’s employment or contractual relationship with the Company for any reason during the Performance Cycle for a given Performance Unit Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.

11. Adjustment Provisions.

(a) If the Company shall at any time change the number of issued Common Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Common Shares other than as contemplated under Section 5 hereof) or make a distribution of cash or property which has a substantial impact on the value of issued Common Shares, the total number of shares available for Awards under this Plan shall be appropriately adjusted and the number of shares covered by each outstanding Award and the reference price or Fair Market Value for each outstanding Award shall be adjusted so that the net value of such Award shall not be changed.

(b) In the case of any sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation which results in the outstanding Common Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an “Acquisition”), subject to the provisions of this Plan and any limitation applicable to the Award:

(i) any participant to whom a Stock Option has been granted shall have the right thereafter and during the term of the Stock Option to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Common Shares which might have been obtained upon exercise of the Stock Option or portion thereof, as the case may be, immediately prior to the Acquisition;

(ii) any participant to whom a Stock Appreciation Right has been granted shall have the right thereafter and during the term of such right to receive upon exercise thereof the difference on the exercise date between the aggregate Fair Market Value of the Acquisition Consideration receivable upon such acquisition by a holder of the number of Common Shares which are covered by such right and the aggregate reference price of such right; and

(iii) any participant to whom Performance Shares or Performance Units have been awarded shall have the right thereafter and during the term of the Award, upon fulfillment of the terms of the Award, to receive on the date or dates set forth in the Award, the Acquisition Consideration receivable upon the Acquisition by a holder of the number of Common Shares which are covered by the Award.

The term “Acquisition Consideration” shall mean the kind and amount of securities, cash or other property or any combination thereof receivable in respect of one Common Share upon consummation of an Acquisition.

(c) Notwithstanding any other provision of this Plan, the Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Common Shares resulting from any other merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence upon such terms and conditions as it may deem equitable and appropriate.

(d) In the event that another corporation or business entity is being acquired by the Company, and the Company assumes outstanding stock options and/or stock appreciation rights and/or the obligation to make future grants of options or rights to employees or other persons affiliated with the acquired entity, the aggregate number of Common Shares available for Awards under this Plan shall be increased accordingly.

12. Nontransferability.

(a) Each Award granted under the Plan to a participant shall not be transferable by such participant otherwise than as required by law or court order (e.g., divorce decree), by will or the laws of descent and distribution, or by the participant to a living revocable trust whereunder the participant is grantor and trustee and the trust is a disregarded entity for income tax purposes with respect to the participant, and shall be exercisable, in the case of an individual, only by such person during his or her lifetime. In the event of the death of a participant while the participant is rendering services to the Company, each Stock Option or Stock Appreciation Right previously granted to such person shall be exercisable during such period after his or her death as the Committee shall in its discretion set forth in such option or right at the date of grant (but not beyond the stated duration of the option or right) and then only:

(i) By the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will, trust or the laws of descent and distribution; and

(ii) To the extent that the deceased participant was entitled to do so at the date of his or her death.

(b) Notwithstanding Section 12(a), in the discretion of the Committee Awards granted hereunder may be transferred to members of the participant’s immediate family (which for purposes of this Plan shall be limited to the participant’s children, grandchildren and spouse), or to one or more trusts for the benefit of such immediate family members or partnerships in which such immediate family members and/or trusts are the only partners, but only if the Award expressly so provides. In the case of a participant who is not an individual, transferability shall be determined by the Committee in its sole and absolute discretion.

13. Other Provisions. Awards under the Plan may also be subject to such other provisions (whether or not applicable to any other Awards under the Plan) as the Committee determines appropriate, including, without limitation, provisions for the installment purchase of Common Shares under Stock Options (including the delivery of a promissory note in payment thereof), provisions for the installment exercise of Stock Appreciation Rights, provisions to assist the participant in financing the acquisition of Common Shares, provisions for the forfeiture of, or restrictions on resale or other disposition of, Shares acquired under any form of Award, provisions for the acceleration of vesting of Awards in the event of a change of control of the Company, death, disability, or other reasons, provisions for the payment of the value of Awards to participants in the event of a change of control of the Company, or other reasons, or provisions to comply with federal and state securities laws, or setting forth understandings or conditions as to the participant’s employment or contractual relationship in addition to those specifically provided for under the Plan.

14. Fair Market Value. For purposes of this Plan and any Awards hereunder, Fair Market Value of Common Shares shall be the mean between the highest and lowest sale prices for the Company’s Common Shares as reported on The NASDAQ National Market (or such other exchange or consolidated transaction reporting system on which such Common Shares are primarily traded) on the date immediately preceding the date of grant (or on the next preceding trading date if Common Shares were not traded on the date immediately preceding the date of grant); provided, however, that, if the Company’s Common Shares are not at the applicable time readily tradeable on a national securities exchange or other market system, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Shares of the Company.

15. Withholding; Notification of Disposition.

(a) All payments or distributions made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Shares pursuant to the Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Shares. The Committee may, in its discretion and subject to such rules as it may adopt, permit an optionee or Award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with (i) the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, (ii) the receipt or vesting of Stock Awards, or (iii) the receipt of Common Shares upon the expiration of the Performance Period or the Performance Cycle, respectively, with respect to any Performance Shares or Performance Units, by electing to have the Company withhold Common Shares having a Fair Market Value equal to the amount to be withheld.

(b) Each person exercising any Incentive Stock Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the Common Shares so acquired prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

16. Tenure. A participant’s right, if any, to continue to serve the Company as an officer, employee, independent contractor, or otherwise, shall not be enlarged or otherwise affected by such person’s designation as a participant under the Plan, nor shall this Plan in any way interfere with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the participant from the rate in existence at the time of the grant of an Award.

17. Duration, Amendment and Termination. This TradeStation Group, Inc. Amended and Restated Incentive Stock Plan shall, subject to the approval of and adoption by the Company’s shareholders at the June 6, 2006 Annual Meeting of Shareholders, become effective June 6, 2006 at 5:00, p.m., eastern time. No Award shall be granted after June 5, 2016, 5:00, p.m., eastern time (the “Expiration Date”); provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein or as otherwise permitted in Section 2. Also, by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted such participant under this Plan, or any other present or future plan of the Company. The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this Section 17 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant’s consent. The approval of the Company’s shareholders will be required for any amendment to the Plan which (i) would change or materially expand the class of persons eligible for participation in the Plan or otherwise materially modify the requirements as to eligibility for participation in the Plan, or (ii) would increase the maximum number of shares available for issuance under the Plan (unless made pursuant to the provisions of Section 11), or (iii) would materially increase benefits to participants under the Plan, or (iv) would expand the types of Stock Options or other Awards available under the Plan, or (v) is otherwise required to be approved by the shareholders pursuant to the Code, Section 16 of the Act or by any stock market, exchange or market system on which the Common Shares are listed. With respect to persons subject to Section 16 of the Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 and any successor provision(s) under the Act. To the extent any provision of the Plan or action by the Committee fails so to comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3, or its successor under the Act, to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to Section 16 of the Act are concerned.

18. Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Florida (regardless of the law that might otherwise govern under applicable Florida principles of conflict of laws).

19. Shareholder Approvals and Amendments to Plan. The Plan, originally named the 1996 Incentive Stock Plan, was originally adopted by the Board of Directors of Omega Research (the Company’s predecessor company) and approved by Omega Research’s shareholders effective June 30, 1996. Subsequent thereto, Omega Research’s 1996 Incentive Stock Plan, as amended and restated, was adopted by the Board of Directors of Omega Research and approved by its shareholders on August 14, 1997. Omega Research’s 1996 Incentive Stock Plan was then further amended (a) to effectuate certain nonmaterial changes by action of the Board of Directors of Omega Research on February 13, 1998, (b) to increase the number of Common Shares reserved for issuance under the 1996 Incentive Stock Plan from 3,000,000 to 4,500,000 by action of the Board of Directors of Omega Research on December 29, 1998 and approval by the shareholders of Omega Research on August 13, 1999, and (c) to increase the number of shares reserved for issuance under the 1996 Incentive Stock Plan from 4,500,000 to 7,500,000 by action of the Board of Directors of Omega Research on December 22, 2000 and approval by the shareholders of Omega Research on December 29, 2000. The Plan was also assumed, and further amended, on December 29, 2000, by the Company pursuant to a merger agreement pursuant to which Omega Research acquired the predecessor company to TradeStation Securities and the organization was restructured with the then-recently-formed TradeStation Group, Inc. as the publicly-traded holding company. The further amendments of the Plan in connection with the merger were approved by the Company’s Board of Directors on December 22, 2000 and by the Company’s shareholders on December 29, 2000 (the closing date of the merger), and reflected, among other things, that all shares issuable after the merger upon exercise of any options or rights granted under the Plan would be shares of $.01 par value common stock of the Company. The Plan, as amended and restated in the form hereof, was authorized and approved by the Company’s Board of Directors on April 24, 2006, subject to approval of and adoption by the Company’s shareholders on June 6, 2006 at the Annual Meeting of Shareholders. Accordingly, the Plan is the original 1996 Incentive Stock Plan as amended and/or restated from time to time.

PROXY

TRADESTATION GROUP, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby constitutes and appoints William R. Cruz and Ralph L. Cruz, and each of them, with full power of substitution, as attorneys and proxies to appear and to vote all shares of Common Stock of TradeStation Group, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the company to be held at the Sheraton Suites Plantation, 311 North University Drive, Plantation, Florida 33324, on June 6, 2006, at 9:00 a.m. (local time), and at any postponements or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the proxy statement, each dated April 28, 2006, and instructs its attorneys and proxies to vote as set forth on this Proxy.

(Continued and to be signed on the reverse side)

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Election of Directors:

NOMINEES:

☐ FOR ALL NOMINEES	( ) Ralph L. Cruz
( ) William R. Cruz
☐ WITHHOLD AUTHORITY	( ) Denise Dickins
FOR ALL NOMINEES	( ) Michael W. Fipps
( ) Stephen C. Richards
☐ FOR ALL EXCEPT	( ) Salomon Sredni
(See instructions below)	( ) Charles F. Wright

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee the authority to vote for whom you wish to withhold, as shown here: ☒

2.	APPROVAL OF AMENDMENT AND RESTATEMENT OF THE TRADESTATION GROUP, INC. INCENTIVE STOCK PLAN, EXTENDING THE EXPIRATION DATE TO JUNE 5, 2016, AND INCREASING THE NUMBER OF SHARES OF THE COMPANY’S COMMON STOCK, $.01 PAR VALUE, RESERVED FOR ISSUANCE UNDER SUCH PLAN BY 4,500,000, SUBJECT TO ANY FUTURE ANTIDILUTION ADJUSTMENTS.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

3.	RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2006.

☐ FOR             ☐ AGAINST             ☐ ABSTAIN

4.	In their discretion, to transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The shares represented by this Proxy will be voted as specified. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR EACH OF PROPOSALS 1, 2 AND 3. THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED IN ORDER TO HAVE YOUR SHARES VOTED.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Shareholder	Date:

Signature of Shareholder	Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

TRADESTATION GROUP, INC.

INCENTIVE STOCK PLAN

1. Purpose. The TradeStation Group, Inc. Incentive Stock Plan (the “Plan”), being assumed and adopted by TradeStation Group, Inc., a Florida corporation, pursuant to that certain Agreement and Plan of Merger and Reorganization (the “Agreement”) dated as of January 19, 2000 among Omega Research, Inc. (“Omega Research”), onlinetradinginc.com corp., TradeStation Group, Inc., Omega Acquisition Corporation and Onlinetrading Acquisition Corporation, is intended to provide incentives which will attract and retain highly competent persons at all levels as employees of TradeStation Group, Inc. and its subsidiaries (the “Company”), as well as independent contractors providing consulting or advisory services to the Company, by providing them opportunities to acquire the Company’s common stock (“Common Shares”) or to receive monetary payments based on the value of such shares pursuant to the Awards described in Paragraph 4 below.

2. Administration.

(a) The Plan will be administered after the Effective Time (as defined in the Agreement) by a Compensation Committee (the “Committee”) appointed by the Board of Directors (the “Board”) of the Company from among its members; provided, however, that, as long as Common Shares are registered under the Securities Exchange Act of 1933 (the “Act”), members of the Committee must qualify as “non-employee directors” within the meaning of Securities and Exchange Commission Regulation § 240.16b-3. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time shall a Committee of less than two members of the Board administer the Plan. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards (as hereinafter defined) granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Board and Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving such person’s bad faith, gross negligence or fraud, for any act or failure to act by the member or employee.

(b) Pursuant to its administrative duties described in Section 2(a) above and notwithstanding anything to the contrary contained herein, the Compensation Committee may, by a resolution adopted at a meeting of the Compensation Committee duly convened and called or by a unanimous written consent in lieu of a meeting, delegate to the persons or persons who serve as Chief Executive Officer or as Co-Chief Executive Officers of the Company the authority to determine the identities of employees who are not officers or directors of the Company who shall receive Stock Options under the Plan and the terms, conditions, limitations and restrictions upon which such Stock Options shall be granted; provided, however, that the per share exercise price of any Stock Option awarded by the Chief Executive Officer or the Co-Chief Executive Officers of the Company pursuant to any delegation of authority permitted hereunder shall not be less than the Fair Market Value (as

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hereinafter defined) of the Common Shares on the date the Stock Option is granted. The terms and conditions of, and any limitation or restriction on, any such delegation shall be at the sole discretion of the Compensation Committee and shall be set forth in the resolution of the Compensation Committee establishing such delegation. Any delegation pursuant to this Section 2(b) may be revoked by the Compensation Committee at any time.

3. Participants. Participants will consist of such employees or prospective employees (conditioned upon, and effective not earlier than his becoming an employee) of the Company, and independent contractors (including persons other than individuals) providing consulting or advisory services to the Company, as the Committee in its sole discretion determines to be responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Awards under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Awards as granted to the participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Awards.

4. Types of Awards. Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Shares, and (e) Performance Units, all as described below (collectively “Awards”).

5. Shares Reserved under the Plan. Subject to the following provisions of this Section 5, there is hereby reserved for issuance under the Plan an aggregate of 7,500,000 Common Shares, which may be authorized but unissued shares, reduced by the aggregate amount of shares of common stock, $.01 par value, of Omega Research issued prior to the Effective Time pursuant to the exercise of Stock Options granted under the Plan. Any shares subject to Stock Options or Stock Appreciation Rights or issued under such options or rights or as Stock Awards may thereafter be subject to new options, rights or awards under this Plan if there is a lapse, expiration or termination of any such options or rights prior to issuance of the shares or the payment of the equivalent or if shares are issued under such options or rights or as such awards and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

6. Stock Options. Stock Options will consist of awards from the Company, in the form of agreements, which will enable the holder to purchase a specific number of Common Shares, at set terms and at a fixed purchase price. Stock Options may be “incentive stock options” (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

(a) Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant provided, however, that the per-share exercise price for Incentive Stock Options shall not be less than 100% of the Fair Market Value (as hereinafter defined) of the Common Shares on the date the option is granted.

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(b) Payment of Exercise Price. The option exercise price may be paid by check or, in the discretion of the Committee, by the delivery of Common Shares of the Company then owned by the participant or a combination of methods of payment; provided, however, that option agreements may provide that payment of the exercise price by delivery of Common Shares of the Company then owned by the participant may be made only if such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee. In the discretion of the Committee, if Common Shares are readily tradeable on a national securities exchange or other market system at the time of option exercise, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

(c) Exercise Period. Stock Options granted under the Plan will be exercisable at such times and subject to such terms and conditions as shall be determined by the Committee. In addition, Nonqualified Stock Options shall not be exercisable later than fifteen years after the date they are granted and Incentive Stock Options shall not be exercisable later than ten years after the date they are granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option at the date of grant.

(d) Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Shares on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

(e) Redesignation as Nonqualified Stock Options. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as Nonqualified Stock Options for Federal income tax purposes automatically without further action by the Committee on the date of such failure to continue to meet the requirements of Section 422 of the Code.

(f) Limitation of Rights in Shares. The recipient of a Stock Option shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the shares subject thereto except to the extent that the Stock Option shall have been exercised and, in addition, a certificate shall have been issued and delivered to the participant.

7. Stock Appreciation Rights. The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of and without relation to Stock Options. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

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(a) A Stock Appreciation Right relating to a Nonqualified Stock Option may be made part of such option at the time of its grant or at any time thereafter up to six months prior to its expiration, and a Stock Appreciation Right relating to an Incentive Stock Option may be made part of such option only at the time of its grant.

(b) Each Stock Appreciation Right will entitle the holder to elect in lieu of exercising the Stock Option to receive the appreciation in the Fair Market Value of the shares subject thereto up to the date the right is exercised. In the case of a right issued in relation to a Stock Option, such appreciation shall be measured from not less than the option price and in the case of a right issued independently of any Stock Option, such appreciation shall be measured from not less than 85% of the Fair Market Value of the Common Shares on the date the right is granted. Payment of such appreciation shall be made in cash or in Common Shares, or a combination thereof, as set forth in the Award, but no Stock Appreciation Right shall entitle the holder to receive, upon exercise thereof, more than the number of Common Shares (or cash of equal value) with respect to which the right is granted.

(c) Each Stock Appreciation Right will be exercisable at the times and to the extent set forth therein, but no Stock Appreciation Right may be exercisable earlier than six months after the date it was granted or later than the earlier of (i) the term of the related Stock Option, if any, and (ii) fifteen years after it was granted. Exercise of a Stock Appreciation Right shall reduce the number of shares issuable under the Plan (and the related Stock Option, if any) by the number of shares with respect to which the right is exercised.

8. Stock Awards. Stock Awards will consist of Common Shares transferred to participants without other payment therefor or payment at less than Fair Market Value as additional compensation for services to the Company. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and rights of the Company to reacquire such shares for no consideration upon termination of the participant’s employment or other contractual arrangement within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Shares covered by such an Award. The Committee may also require that the stock certificates evidencing such shares be held in custody until the restrictions thereon shall have lapsed. The participant shall have, with respect to the Common Shares subject to a Stock Award, all of the rights of a holder of Common Shares of the Company, including the right to receive dividends and to vote the shares.

9. Performance Shares.

(a) Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan and shall consist of the right to receive Common Shares or cash of an equivalent value at the end of a specified Performance Period (defined below). The Committee shall determine the participants to whom and the time or times at which Performance Shares shall be awarded, the number of Performance Shares to be awarded to any person, the duration of the period (the “Performance Period”) during which, and the conditions under which, receipt of the Common Shares will be deferred, and the other terms and conditions of the Award in addition to those set forth in this Section 9. The Committee may condition the grant of Performance Shares upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

(b) Performance Shares awarded pursuant to this Section 9 shall be subject to the following terms and conditions:

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(i) Unless otherwise determined by the Committee at the time of the grant of the Award, amounts equal to any dividends declared during the Performance Period with respect to the number of Common Shares covered by a Performance Share Award will not be paid to the participant.

(ii) Subject to the provisions of the Performance Share Award and this Plan, at the expiration of the Performance Period, share certificates and/or cash of an equivalent value (as the Committee may determine) shall be delivered to the participant, or his, her or its legal representative, in a number equal to the vested shares covered by the Performance Share Award.

(iii) Subject to the applicable provisions of the Performance Share Award and this Plan, upon termination of a participant’s employment or contractual relationship with the Company for any reason during the Performance Period for a given Performance Share Award, the Performance Shares in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.

10. Performance Units.

(a) Performance Units may be awarded either alone or in addition to other Awards granted under this Plan and shall consist of the right to receive a fixed dollar amount, payable in cash or Common Shares or a combination of both. The Committee shall determine the participants to whom and the time or times at which Performance Units shall be awarded, the duration of Performance Units to be awarded to any person, the duration of the period (the “Performance Cycle”) during which, and the conditions under which, a participant’s right to Performance Units will be vested, the ability of participants to defer the receipt of payment of such Performance Units, and the other terms and conditions of the Award in addition to those set forth in this Section 10. The Committee may condition the vesting of Performance Units upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine.

(b) The Performance Units awarded pursuant to this Section 10 shall be subject to the following terms and conditions:

(i) At the expiration of the Performance Cycle, the Committee shall determine the extent to which the performance goals have been achieved, and the percentage of the Performance Units of each participant that have vested.

(ii) Subject to the applicable provisions of the Performance Unit Award and this Plan, at the expiration of the Performance Cycle, cash and/or share certificates of an equivalent value (as the Committee may determine) shall be delivered to the participant, or his, her or its legal representative, in payment of the vested Performance Units covered by the Performance Unit Award.

(iii) Subject to the applicable provisions of the Performance Unit Award and this Plan, upon termination of a participant’s employment or contractual relationship with the Company for any reason during the Performance Cycle for a given Performance Unit Award, the Performance Units in question will vest or be forfeited in accordance with the terms and conditions established by the Committee.

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11. Adjustment Provisions.

(a) If the Company shall at any time change the number of issued Common Shares without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Common Shares other than as contemplated under Section 5 hereof) or make a distribution of cash or property which has a substantial impact on the value of issued Common Shares, the total number of shares available for Awards under this Plan shall be appropriately adjusted and the number of shares covered by each outstanding Award and the reference price or Fair Market Value for each outstanding Award shall be adjusted so that the net value of such Award shall not be changed.

(b) In the case of any sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation which results in the outstanding Common Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof (an “Acquisition”), subject to the provisions of this Plan and any limitation applicable to the Award:

(i) any participant to whom a Stock Option has been granted shall have the right thereafter and during the term of the Stock Option to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of Common Shares which might have been obtained upon exercise of the Stock Option or portion thereof, as the case may be, immediately prior to the Acquisition;

(ii) any participant to whom a Stock Appreciation Right has been granted shall have the right thereafter and during the term of such right to receive upon exercise thereof the difference on the exercise date between the aggregate Fair Market Value of the Acquisition Consideration receivable upon such acquisition by a holder of the number of Common Shares which are covered by such right and the aggregate reference price of such right; and

(iii) any participant to whom Performance Shares or Performance Units have been awarded shall have the right thereafter and during the term of the Award, upon fulfillment of the terms of the Award, to receive on the date or dates set forth in the Award, the Acquisition Consideration receivable upon the Acquisition by a holder of the number of Common Shares which are covered by the Award.

The term “Acquisition Consideration” shall mean the kind and amount of securities, cash or other property or any combination thereof receivable in respect of one Common Share upon consummation of an Acquisition.

(c) Notwithstanding any other provision of this Plan, the Committee may authorize the issuance, continuation or assumption of Awards or provide for other equitable adjustments after changes in the Common Shares resulting from any other merger, consolidation, sale of assets, acquisition of property or stock, recapitalization, reorganization or similar occurrence upon such terms and conditions as it may deem equitable and appropriate.

(d) In the event that another corporation or business entity is being acquired by the Company, and the Company assumes outstanding stock options and/or stock appreciation rights and/or the obligation to make future grants of options or rights to employees or other persons affiliated with the acquired entity, the aggregate number of Common Shares available for Awards under this Plan shall be increased accordingly.

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12. Nontransferability.

(a) Each Award granted under the Plan to a participant shall not be transferable by such participant otherwise than as required by law or by will or the laws of descent and distribution, and shall be exercisable, in the case of an individual, only by him during his lifetime. In the event of the death of a participant while the participant is rendering services to the Company, each Stock Option or Stock Appreciation Right theretofore granted to him shall be exercisable during such period after his death as the Committee shall in its discretion set forth in such option or right at the date of grant (but not beyond the stated duration of the option or right) and then only:

(i) By the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution; and

(ii) To the extent that the deceased participant was entitled to do so at the date of his death.

(b) Notwithstanding Section 12(a), in the discretion of the Committee, Awards granted hereunder may be transferred to members of the participant’s immediate family (which for purposes of this Plan shall be limited to the participant’s children, grandchildren and spouse), or to one or more trusts for the benefit of such immediate family members or partnerships in which such immediate family members and/or trusts are the only partners, but only if the Award expressly so provides. In the case of a participant who is not an individual, transferability shall be determined by the Committee in its sole and absolute discretion.

13. Other Provisions. Awards under the Plan may also be subject to such other provisions (whether or not applicable to any other Awards under the Plan) as the Committee determines appropriate, including without limitation, provisions for the installment purchase of Common Shares under Stock Options, provisions for the installment exercise of Stock Appreciation Rights, provisions to assist the participant in financing the acquisition of Common Shares, provisions for the forfeiture of, or restrictions on resale or other disposition of, Shares acquired under any form of Award, provisions for the acceleration of exercisability or vesting of Awards in the event of a change of control of the Company or other reasons, provisions for the payment of the value of Awards to participants in the event of a change of control of the Company or other reasons, or provisions to comply with Federal and state securities laws, or setting forth understandings or conditions as to the participant’s employment or contractual relationship in addition to those specifically provided for under the Plan.

14. Fair Market Value. For purposes of this Plan and any Awards hereunder, Fair Market Value of Common Shares shall be the mean between the highest and lowest sale prices for the Company’s Common Shares as reported on the Nasdaq National Market (or such other consolidated transaction reporting system on which such Common Shares are primarily traded) on the date immediately preceding the date of grant (or on the next preceding trading date if Common Shares were not traded on the date immediately preceding the date of grant), provided, however, that until the Company’s Common Shares are readily tradeable on a national securities exchange or market system, or if the Company’s Common Shares are not at the applicable time readily tradeable on a national securities exchange or other market system, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Shares of the Company.

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15. Withholding. All payments or distributions made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Shares pursuant to the Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Shares. The Committee may, in its discretion and subject to such rules as it may adopt, permit an optionee or Award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a Nonqualified Stock Option or a Stock Appreciation Right, (b) the receipt or vesting of Stock Awards, or (c) the receipt of Common Shares upon the expiration of the Performance Period or the Performance Cycle, respectively, with respect to any Performance Shares or Performance Units, by electing to have the Company withhold Common Shares having a Fair Market Value equal to the amount to be withheld.

16. Tenure. A participant’s right, if any, to continue to serve the Company as an officer, employee, independent contractor, or otherwise, shall not be enlarged or otherwise affected by such person’s designation as a participant under the Plan, nor shall this Plan in any way interfere with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the participant from the rate in existence at the time of the grant of an Award.

17. Duration, Amendment and Termination. No Award shall be granted after June 29, 2006 (the “Expiration Date”); provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted such participant under this Plan, or any other present or future plan of the Company. The Board may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this Section 17 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant’s consent. The approval of the Company’s shareholders will be required for any amendment to the Plan which (i) would change the class of persons eligible for the grant of Stock Options as specified in Section 3 or otherwise materially modify the requirements as to eligibility for participation in the Plan, or (ii) would increase the maximum number of shares subject to Stock Options, as specified in Section 5 (unless made pursuant to the provisions of Section 11) or (iii) is required to be approved by the shareholders pursuant to the Code, Section 16 of the Act or by any stock market or exchange on which the Common Shares are listed. With respect to persons subject to Section 16 of the Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of Awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to Section 16 of the Act are concerned.

18. Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Florida (regardless of the law that might otherwise govern under applicable Florida principles of conflict of laws).

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19. Shareholder Approvals and Amendments to Plan. The 1996 Incentive Stock Plan was originally adopted by the Board of Directors of Omega Research and approved by Omega Research’s shareholders effective June 30, 1996. Subsequent thereto, Omega Research’s 1996 Incentive Stock Plan, as amended and restated, was adopted by the Board of Directors of Omega Research and approved by its shareholders on August 14, 1997. Omega Research’s 1996 Incentive Stock Plan was further amended (a) to effectuate certain nonmaterial changes by action of the Board of Directors of Omega Research on February 13, 1998, (b) to increase the number of Common Shares reserved for issuance under the 1996 Incentive Stock Plan from 3,000,000 to 4,500,000 by action of the Board of Directors of Omega Research on December 29, 1998, which increase was approved by the shareholders of Omega Research on August 13, 1999, and (c) to increase the number of shares reserved for issuance under the 1996 Incentive Stock Plan from 4,500,000 to 7,500,000, which was approved by the shareholders of Omega Research on December 29, 2000. The Plan was then assumed as of the Effective Time by the Company pursuant to the Agreement and, in connection therewith, the Plan was further amended by the Company’s Board of Directors on December 22, 2000 to be effective as of the Effective Time, to reflect, among other things, the Company’s assumption of the Plan as of the Effective Time and to provide that all shares issuable after the Effective Time upon exercise of any options or rights granted under the Plan will be shares of $.01 par value common stock of the Company. The Plan in the form hereof was approved by the Company’s shareholders on December 22, 2000 to be effective as of the Effective Time. Accordingly, the Plan represents the original 1996 Incentive Stock Plan as restated and amended and as in effect as of and after the Effective Time.

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